UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04665

Commonwealth International Series Trust

(Exact name of registrant as specified in charter)

791 Town & Country Blvd.

Houston, TX 77024-3925

(Address of principal executive offices) (Zip code)

CT Corporation System

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Copies to:

John H. Lively

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Parkway, Suite 310

Leawood, KS 66211

Registrant’s telephone number, including area code: (888)-345-1898

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Item 1. Reports to Stockholders.

Commonwealth International Series Trust

791 Town & Country Blvd, Suite 250

Houston, TX 77024-3925

888-345-1898 www.commonwealthfunds.com

INVESTMENT ADVISOR

FCA Corp

791 Town & Country Blvd, Suite 250

Houston, TX 77024-3925

713-781-2856

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

TRANSFER AGENT & ADMINISTRATOR

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

CUSTODIAN BANK

Fifth Third Bank

Fifth Third Center

38 Fountain Square Plaza

Cincinnati, OH 45263

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Ste. 310

Leawood, KS 66211

This report is intended for the shareholders of the family of funds of the Commonwealth International Series Trust. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ current Prospectus. An additional Prospectus may be obtained at www.commonwealthfunds.com or from the principal underwriter of the Funds or your broker.

Commonwealth Australia/New Zealand Fund

Africa Fund

Commonwealth Japan Fund

Commonwealth Global Fund

Commonwealth Real Estate Securities Fund

ANNUAL REPORT

October 31, 2015

Commonwealth Australia/New Zealand Fund (CNZLX)

Africa Fund (CAFRX)

Commonwealth Japan Fund (CNJFX)

Commonwealth Global Fund (CNGLX)

Commonwealth Real Estate Securities Fund (CNREX)

www.commonwealthfunds.com

October 31, 2015

Dear Fellow Shareholders:

We are pleased to present the enclosed annual report for the twelve-month period ended October 31, 2015 of the Commonwealth International Series Trust on behalf of its separate series: Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund (each a “Fund” and together the “Funds”).

The global financial crisis in 2007/08 showed how negative externalities can arise when financial institutions take on excessive leverage and do not bear the full cost of their activities. These externalities can have substantial economic and policy consequences. For example, more than seven years after the onset of the financial crisis most of the advanced economies have policy interest rates close to zero and the major central banks have undertaken around seven trillion dollars of quantitative easing. Although the U.S. Federal Reserve has discontinued its bond purchase program, global quantitative easing by other foreign central banks in 2016 is expected to continue. These quantitative easing measures have contributed to higher prices of financial and real assets, depressed yields and compressed spreads on risk assets.

Domestic and international markets continue to weigh the “uncertainty” and dangers of various global concerns. These concerns include, but are not limited to, Russia’s aggression in Ukraine and militant control of vast regions of Iraq and Syria. In addition to these military and political concerns in regional hot spots, there is concern with the slowdown in emerging countries, particularly China, and its repercussions. Looking around the global economy, a clear contrast can be observed, with the economic situation in advanced economies improving, while emerging and commodity-exporting economies have been decelerating.

While we cannot forecast with precision how economic or geopolitical events will unfold, we have confidence that a long-term investment program remains essential. FCA Corp’s, the Funds’ investment advisor, in-depth fundamental research, active investing and risk management strategies can serve investors well through challenging domestic and international markets.

Our investment theme remains relatively unchanged. Shareholders select the Funds for their attributes, the investment policy and the targeted markets they are designed to offer. In many cases this could be an asset allocation decision by our shareholders. We continue to offer this differential characteristics among our Funds coupled with a fundamental based approach to investment selections.

As we begin on our twenty-fifth year as the investment advisor to the Funds, we would like to thank you as shareholders for your support and continued interest in the Commonwealth family of funds.

ANNUAL REPORT 2015

Robert W. Scharar President and Portfolio Manager Commonwealth International Series Trust	Wesley R. Yuhnke Assistant Portfolio Manager Commonwealth International Series Trust Ronald Manning Assistant Portfolio Manager Commonwealth International Series Trust

The views in the above discussion, along with discussion included under the “Performance Overview” for each Fund below, were those of the Funds’ investment advisor as of the date set forth above and may not reflect its views on the date this annual report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and the performance of the Funds during the period covered by this report and do not constitute investment advice.

THE PERFORMANCE INFORMATION QUOTED IN THIS ANNUAL REPORT REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. AN INVESTOR SHOULD CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND’S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. FOR INFORMATION ON THE FUND’S EXPENSE RATIO, PLEASE SEE THE FINANCIAL HIGHLIGHTS TABLE FOUND WITHIN THIS REPORT. TO OBTAIN A PROSPECTUS AND OTHER INFORMATION ABOUT THE FUNDS, PLEASE VISIT WWW.COMMONWEALTHFUNDS.COM OR CALL 888-345-1898. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

ANNUAL REPORT 2015

Questions and Answers

To help shareholders better understand key attributes of the mutual funds (each a “Fund” and collectively the “Fund”) comprising the Commonwealth International Series Trust and their operations, the following Question and Answer section is provided.

Who is the Advisor?

The Funds’ investment advisor is FCA Corp (“FCA”). FCA is an investment advisor that is registered with the U.S. Securities and Exchange Commission and has its principal place of business located at 791 Town & Country Blvd., Suite 250, Houston, Texas 77024-3925. The firm was founded 40 years ago and maintains a global perspective on the equity and fixed income marketplaces.

Why is investing outside the U.S. important?

The Funds invest in companies outside the United States because FCA believes there are significant investment opportunities in select foreign markets. In our view, U.S. investors benefit from the diversification that having investments outside the United States can provide. International investing offers exposure to more companies and other nations’ economies. In 2015, over 50% of the value of equity markets was outside the United States, and the growth experienced by many of these foreign economies appeared to be attractive. FCA believes that for a U.S. investor, allocation of a portion of the investor’s portfolio to international securities can provide the potential for less risk and can achieve a more consistent long-term performance in the investor’s overall portfolio.1

How has international investing changed over the last decade?

International markets now comprise a significant portion of all equity value worldwide. As markets have blended through global commerce, capital has flowed from country to country following investment opportunities. Developed markets and emerging markets both require capital investments to provide the goods and services of their respective needs. During the last two decades in particular, statistical information has become more uniform and thus more dependable. The trend appears to be in place for continued development of these distant countries and their markets. Their demand for investment capital outside the U.S. continues which provides opportunities for diversification and growth. The Funds seek to be participants in these opportunities.

What are some of the factors influencing a Fund’s portfolio turnover?

Each Fund generally invests in equity securities with a long-term view and in debt securities to be held to maturity. The Funds’ portfolio securities are evaluated on their long-term prospects. A particular Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new subscriptions; or selling securities to cover redemptions. Higher levels of portfolio activity by a Fund will result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund’s shareholders. The turnover of a portfolio is not predictable because managers do not know when the portfolio transactions will be dictated. Under most circumstances, it is desirable to limit transactions because of the costs associated with trading although these are generally not the determining factor.

[1]	Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation.

ANNUAL REPORT 2015

How can the size of the Fund impact the Fund’s expense ratio?

Achieving each Fund’s objective with a portfolio comprised of international securities is historically more expensive than the costs associated with managing a portfolio comprised of domestic securities. Research of foreign markets, trading in different currencies, custody of assets, accurate evaluations of holdings and generally overall communications are all known to be more expensive when managing these types of portfolios. Additionally, as with almost every mutual fund, size has an impact on the expense ratio of the Funds. Typically, larger mutual funds can have lower expense ratios as there is an increased opportunity to spread out fixed and partially-fixed costs necessary to operate such mutual funds over a larger asset base. Generally, mutual fund expenses, including those of the Funds, are allocated on a daily basis among all shareholders. In addition, as a portfolio grows, it is self-evident that fixed costs as a percentage of the assets managed generally decline. Whenever a new Fund is introduced or in highly specific investment objective portfolios, higher costs can be experienced during time periods of asset growth. The Financial Highlights section of the accompanying financial statements provides supplemental data that includes current and historic expense information, and where applicable, the advisor’s waiver of fees or voluntary expense reimbursements.

You should consider each Fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains information about those and other important matters relating to the Funds. Please read the Prospectus carefully before you invest.

ANNUAL REPORT 2015

PERFORMANCE OVERVIEW – October 31, 2015 (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

The Commonwealth Australia/New Zealand Fund’s net asset value (NAV) as of October 31, 2015 was $10.46 per share compared to $12.54 per share on October 31, 2014. For the twelve month period covered by this Annual Report, the Commonwealth Australia/New Zealand Fund returned -10.15%. This return figure includes the $0.88 per share dividend distribution made in December 2014. In presenting comparative performance numbers on the Fund versus indexes, it is important to note that we do not make investment decisions with a view toward attempting to track any index. Rather, we invest based on fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and, as a result, we would note that a comparison of the performance of the Funds to indexes may be less meaningful than a comparison of funds that do not incorporate such fixed income investments. In an attempt to present various aspects of the marketplace return, we provide three indexes for consideration. During the twelve-month period, the New Zealand Small-Cap Index returned -7.38%, the NZX 50 Index returned -3.25% and the Australian All Ordinaries Index returned -17.10%.1 These indexes do not include any fixed income instruments, which may be held in the Fund. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees associated with ownership of a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services.

From our view, the long term goal of owning the Australia/New Zealand Fund is to benefit from the ownership of companies domiciled and operating in both of these countries. Therefore, both countries are continuously represented in ownership. History shows that the returns of the respective marketplaces can vary significantly from one another. It is rare that both countries markets perform the same. Nonetheless, the overriding goal of long term diversified ownership seeks to be maintained.

There are other considerations as well:

–	The (13.0) percent depreciation of the New Zealand dollar versus the U.S. dollar, and the (18.9) percent deprecation of the Australian dollar versus the U.S. dollar had a predictably negative effect on the Fund’s returns.

–	New Zealand large-cap equities generally outperformed New Zealand small-cap equities. Due to the allocation of the Fund’s assets to the small-cap area during the period covered by this report, the Fund’s performance was negatively impacted.

–	The Fund’s holdings in New Zealand Refining Co., Ltd. and Heartland New Zealand Ltd. positively impacted the Fund’s performance during the period covered by this report. In addition, the Fund’s largest holding, South Port New Zealand Ltd., outperformed the broader New Zealand market during the period.

–	The Fund’s holdings in Bethunes Investments Ltd., TeamTalk Ltd., and SKY Network Television Ltd. had negative returns for the year with the commensurate effects on total return.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Australian and New Zealand issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

¹	For additional information, please refer to the Glossary of Terms following the Performance Overview section.

ANNUAL REPORT 2015

PERFORMANCE OVERVIEW – October 31, 2015 (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

Comparison of Change in Value of a $10,000 investment in the Commonwealth Australia/New Zealand Fund (the “Fund”), the AAOI and the NZX 50 Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/05 to 10/31/15, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return as of October 31, 2015			Total Fund Operating Expense Ratio[1]
	1 Year	5 Year	10 Year
Commonwealth Australia/New Zealand Fund	-10.15%	2.56%	3.80%	3.08%
Australian All Ordinaries Index (“AAOI”)	-17.10%	1.70%	7.19%	—
NZX 50 Index	-3.25%	9.99%	5.83%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2015. Additional information pertaining to the Fund’s expense ratios as of October 31, 2015, can be found in the financial highlights.

The Fund’s performance is measured against the Australian All Ordinaries Index (“AAOI”), an index made up of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange; and the NZX 50 Index, a total return index consisting of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

The Commonwealth Australia/New Zealand Fund was formerly known as Capstone New Zealand (2000) and subsequently the Commonwealth New Zealand Fund (2001).

ANNUAL REPORT 2015

PERFORMANCE OVERVIEW – October 31, 2015 (Unaudited)

AFRICA FUND

The Africa Fund’s net asset value (NAV) as of October 31, 2015 was $8.45 per share compared to $9.96 per share on October 31, 2014. For the period covered by this Annual Report, the Africa Fund posted a -15.16% cumulative total return. Our investments do not attempt to track any indexes; rather, we make investment decisions on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The MSCI Emerging Markets Index and the Dow Jones Africa Titans 50 Index returned -14.53% and -24.90%, respectively, for the same period.1 These indexes do not include any fixed income instruments, which may be held by the Fund. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees associated with ownership of a mutual fund such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

There are other considerations as well:

–	For the year ended October 31, 2015, the Advisor to the Fund contractually waived its advisory fee in the amount of $29,369 and reimbursed Fund operation expenses in the amount of $67,562. Please see accompany notes to the financial statements for additional information.

–	The (20.0) percent decline of the South African Rand versus the U.S. dollar had a predictably negative effect on the Fund’s performance.

–	The Fund’s significant outperformance of the Dow Jones African Titans 50 Index was largely a result of stock selection in the financial sector, as well as the portfolio’s underweight position in the materials sector relative to the index.

–	The Fund’s holdings in the financial sector, including diversified financials and insurance companies had the largest positive impact on the Fund’s performance. PSG Group Ltd., a diversified financial company, had the largest positive impact on the Fund’s performance.

–	The Fund’s holdings in Global Telecom Holding SAE, Grindrod Ltd. and Sasol Ltd., were among the worst performing investments during the period.

We believe that Africa represents a unique, complicated continent with the potential to be both economically rewarding and punitive. We feel equities listed on African stock exchanges offer investors a way to participate in what is expected to be sizeable growth in the consumer consumption of goods and services and the economies in general. It takes time for governments to change and for the people of an emerging country to adjust. With the vast number of countries within the African continent, it is an exciting yet daunting task. Our portfolio selection includes using information we gather first hand through trips to the continent as we seek to monitor each investment and to make decisions we view as being in the best interests of the Fund. Because many U.S. investors share our vision for the African continent and have a desire to be informed beyond just financial aspects, we have constructed our web site’s Africa section to provide a variety of information in response to this, and we invite you to visit the website at commonwealthfunds.com.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by African issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

¹	For additional information, please refer to the Glossary of Terms following the Performance Overview section.

ANNUAL REPORT 2015

PERFORMANCE OVERVIEW – October 31, 2015 (Unaudited)

AFRICA FUND

Comparison of Change in Value of a $10,000 investment in the Africa Fund (the “Fund”), the MSCIEM and the DJAFKT.

The above graph is a hypothetical $10,000 investment in the Fund from 11/7/11 (inception) to 10/31/15, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return as of October 31, 2015		Total Fund Operating Expense After Fee Waiver Ratio[1]
	1 Year	Since Inception (11/7/11)
Africa Fund	-15.16%	-3.34%	1.96%
MSCI Emerging Markets Index (“MSCIEM”)	-14.53%	-1.38%	—
Dow Jones Africa Titans 50 Index (“DJAFKT”)	-24.90%	-4.98%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2015. FCA Corp has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 29, 2016. FCA Corp may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed the expense limitation in place at the time the fee was waived and the expense reimbursement is made within three years after the year in which FCA Corp incurred the expense. Additional information pertaining to the Fund’s expense ratios as of October 31, 2015, can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses prior to fee waiver/reimbursement would be 5.69%.

The Fund’s performance is measured against the MSCI Emerging Markets Index (“MSCIEM”), a free float-adjusted market capitalization index that is designed to measure equity market performance within global emerging markets; and the Dow Jones Africa Titans 50 Index (“DJAFKT”), a float-adjusted market capitalization index that is designed to measure the stock performance of 50 leading companies that are headquartered or generate the majority of their revenues in Africa. The MSCIEM currently consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2015

PERFORMANCE OVERVIEW – October 31, 2015 (Unaudited)

COMMONWEALTH JAPAN FUND

The Commonwealth Japan Fund’s net asset value (NAV) as of October 31, 2015 was $3.30 per share compared to $3.05 per share on October 31, 2014. For the twelve month period covered by this Annual Report, the Commonwealth Japan Fund returned 8.20%. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also may invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The Tokyo Stock Price Index returned 10.58% for the same period.1 The index does not include any fixed income instruments, which may be held by the Fund. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees associated with ownership of a mutual fund such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The fundamentals of Japan’s economy have improved significantly compared to a few years ago. The underlying trend in inflation has also been improving steadily. Quantitative and qualitative monetary easing, which the Bank of Japan introduced in April 2013, has been exerting its intended effects toward overcoming deflation. Corporate profits as a whole have reached record highs, and fixed investment plans have also been robust. In the household sector, employment and income growth has been improving steadily; as a result, private consumption has been resilient.

There are other considerations as well:

–	For the year ended October 31, 2015, the Advisor waived Fund operating expenses in the amount of $37,223, which are not subject to recoupment. Please see accompanying notes to the financial statements for additional information.

–	The (6.9%) depreciation of the Japanese Yen versus the U.S. dollar during the year had a predictably negative effect on the Fund’s returns.

–	The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Asahi Intecc Co., Ltd., Kajima Corp., Dai-Ichi Life Insurance Co., Ltd., and Hoya Corp.

–	The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Sumitomo Realty & Development Co., Ltd., Mitsui Fudosan Co., Ltd., Fukuoka REIT Corp., and Takada Corp.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Japanese issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

¹	For additional information, please refer to the Glossary of Terms following the Performance Overview section.

ANNUAL REPORT 2015

PERFORMANCE OVERVIEW – October 31, 2015 (Unaudited)

COMMONWEALTH JAPAN FUND

Comparison of Change in Value of a $10,000 investment in the Commonwealth Japan Fund (the “Fund”) and the TOPIX.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/05 to 10/31/15, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return as of October 31, 2015			Total Fund Operating Expense After Fee Waiver Ratio[1]
	1 Year	5 Year	10 Year
Commonwealth Japan Fund	8.20%	3.34%	-0.81%	3.50%
Tokyo Stock Price Index (“TOPIX”)	10.58%	7.31%	2.31%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2015. FCA Corp has contractually agreed to waive the Management Fee of 0.75% through February 29, 2016. Additional information pertaining to the Fund’s expense ratios as of October 31, 2015, can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses prior to fee waiver would be 4.24%.

The Fund’s performance is measured against the Tokyo Stock Price Index (“TOPIX”), an unmanaged capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

The Commonwealth Japan Fund was formerly known as the Capstone Japan Fund (2000), established as a series of the Trust on July 10, 1989 under the name of the Capstone Nikko Japan Tilt Fund.

ANNUAL REPORT 2015

PERFORMANCE OVERVIEW – October 31, 2015 (Unaudited)

COMMONWEALTH GLOBAL FUND

The Commonwealth Global Fund’s net asset value (NAV) as of October 31, 2015 was $13.95 per share compared to $16.78 per share on October 31, 2014. For the twelve month period covered by this Annual Report, the Commonwealth Global Fund posted a -9.42% cumulative total return. This return figure includes the $1.33 per share dividend distribution made in December 2014. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The MSCI World Index returned 2.33% for the same period.1 The index does not include any fixed income instruments, which may be held by the Fund. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The U.S. economy has continued its slow, but steady recovery. Economic growth outside the U.S. continues to struggle. This is most evident in regions sensitive to commodity prices. Slow growth and a strong U.S. dollar have had negative implications for many regional economies. These economic constraints have likely exacerbated economic and political tensions worldwide. Latin America, Russia and the Middle East are strong examples of regions of the world directly impacted by slow growth and falling commodity prices. Consequently, the U.S. equity market has significantly outperformed the International equity market. Emerging markets were down more than International developed markets.

While we will continue to invest recognizing the risks inherent in today’s market, we are optimistic in the global entrepreneurial spirit that exists in many regions of the world.

There are other considerations as well during the period covered by this year’s report:

–	The Fund’s holdings in commodity related stocks were among the worst performers. U.S. energy producers Goodrich Petroleum Corp. and Ultra Petroleum Corp. were among the worst performing within the energy sector holdings.

–	The Fund’s holdings in information technology, healthcare, and consumer staples were among the best performing.

–	The Fund’s holdings in NICE Systems Ltd. and the media company Sky PLC positively impacted the Fund’s performance during the period covered by this report.

–	The Fund’s U.S holdings hold a meaningful allocation to small- and mid-cap stocks. The Fund’s benchmark, the MSCI World Index, is heavily tilted toward large-cap securities. Large-cap companies outperformed smaller-cap companies by a significant margin during the year. This allocation difference was a major factor to the Fund’s relative underperformance versus the large-cap MSCI World Index.
–	The Fund’s international holdings represented more than half of the Fund’s holdings. This led to some underperformance due to currency exposure.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

¹	For additional information, please refer to the Glossary of Terms following the Performance Overview section.

ANNUAL REPORT 2015

PERFORMANCE OVERVIEW – October 31, 2015 (Unaudited)

COMMONWEALTH GLOBAL FUND

Comparison of Change in Value of a $10,000 investment in the Commonwealth Global Fund (the “Fund”) and the MSCI World Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/05 to 10/31/15, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return as of October 31, 2015			Total Fund Operating Expense Ratio[1]
	1 Year	5 Year	10 Year
Commonwealth Global Fund	-9.42%	2.68%	3.01%	3.08%
MSCI World Index	2.33%	9.76%	6.38%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2015. Additional information pertaining to the Fund’s expense ratios as of October 31, 2015, can be found in the financial highlights.

The Fund’s performance is measured against the MSCI World Index, an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2015

PERFORMANCE OVERVIEW – October 31, 2015 (Unaudited)

COMMONWEALTH REAL ESTATE SECURITIES FUND

The Commonwealth Real Estate Securities Fund’s net asset value (NAV) as of October 31, 2015, was $14.62 per share compared to $14.35 per share on October 31, 2014. For the twelve month period covered by this Annual Report, the Commonwealth Real Estate Securities Fund posted 1.88% cumulative total return. The MSCI US REIT Index returned 5.32% for the same period.1 Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees associated with ownership of a mutual fund such as investment management and fund accounting fees. The performance returns of the Fund do reflect the deduction of fees for these services.

In our view, REIT fundamentals in the United States remain solid and have demonstrated greater stability than broader equities. While the possibility of an interest-rate hike by the Fed in the coming months could at times hinder REITs’ near-term performance, we maintain a favorable view of the market based on strengthening fundamentals and the relative stability of the U.S. economy. We believe that any rise in rates would be accompanied by economic growth, which historically has resulted in stronger demand for all types of real estate. Even modest economic expansion should, in our view, continue to drive cash-flow growth, given limited new supply in most sectors and still low financing costs. Well-managed REITs have been able to replace higher interest rate debt and/or floating credit facilities with lower cost debt. We generally favor sectors that will benefit the most from improving employment, household wealth, and real income growth. Across all sectors, we stress the importance of strong balance sheets and capable management teams.

There are other considerations as well during the period covered by this year’s report:

–	The Fund’s holding in IRSA Propiedades, an Argentina based company, positively contributed to the Fund’s performance.

–	The Fund’s holding in Extra Space Storage, Inc. positively contributed to the Fund’s performance. Self-storage REITS which have strong domestic focus, were positive standout amid solid rental and earnings growth.

–	The Fund’s holdings in Pebblebrook Hotel Trust and Lasalle Hotel Properties negatively impacted the Fund’s performance. Hotels generally underperformed due to investors’ concerns about slowing growth coupled with strong dollar that weighed on sentiment toward the group.

–	The Fund’s holding in the retail industry, Kingfisher PLC, negatively impacted the Fund’s performance.

–	Commercial real estate space is driven by supply/demand fundamentals as well as availability of capital. Investors continue to focus on high-quality assets in prime locations. However a growing number of investors are expanding into secondary and tertiary markets in search of higher yields, given the continued low interest rates. Interest rates have remained well below historical averages, and there is risk that they will increase. Rising rates could be viewed as a major headwind for REIT performance and valuations. However, higher interest rates would take some time to show up in REIT financial metrics. At present, we do not see reasons to be making material changes and believe the practice of holding the course longer term is the best process to follow.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

The Fund’s investments in REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in and of the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

¹	For additional information, please refer to the Glossary of Terms following the Performance Overview section.

ANNUAL REPORT 2015

PERFORMANCE OVERVIEW – October 31, 2015 (Unaudited)

COMMONWEALTH REAL ESTATE SECURITIES FUND

Comparison of Change in Value of a $10,000 investment in the Commonwealth Real Estate Securities Fund (the “Fund”) and the MSCI US REIT Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/05 to 10/31/15, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return as of October 31, 2015			Total Fund Operating Expense Ratio[1]
	1 Year	5 Year	10 Year
Commonwealth Real Estate Securities Fund	1.88%	7.70%	3.25%	3.22%
MSCI US REIT Index	5.32%	12.17%	7.66%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2015. Additional information pertaining to the Fund’s expense ratios as of October 31, 2015, can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 3.20%.

The Fund’s performance is measured against the MSCI US REIT Index which is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2015

Glossary of Terms (Unaudited)

Australian All Ordinaries Index (“AAOI”) — is a capitalization-weighted index. The index is made up of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange.

Consumer Price Index (“CPI”) — is a measure of changes in the price level of a market basket of consumer goods and services purchased by households.

Dow Jones Africa Titans 50 Index (“DJAFKT”) — a float-adjusted market capitalization index that is designed to measure the stock performance of 50 leading companies that are headquartered or generate the majority of their revenues in Africa.

Gross Domestic Product (GDP) — is a measure of the market value of the goods and services produced by labor and property within the United States and/or other foreign countries.

MSCI Emerging Markets Index (“MSCIEM”) — is a float-adjusted market capitalization index that is designed to measure equity market performance within global emerging markets. The Emerging Markets Index currently consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI US REIT Index — is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

MSCI World Index — is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

NZX 50 Index — is a modified market capitalization weighted index. This index consists of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange.

Tokyo Stock Price Index (“TOPIX”) — is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

ANNUAL REPORT 2015

PORTFOLIO COMPOSITION – October 31, 2015* (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
Industry or Security Type	Percentage of Total Investments
Marine Ports & Services	21.3%
Health Care Facilities	8.7%
Air Freight & Logistics	6.5%
Oil & Gas Refining, Marketing & Transportation	5.9%
Specialized Finance	4.8%
Health Care REIT	4.3%
Health Care Services	4.2%
Property & Casualty Insurance	3.7%
Railroads	3.1%
Industrial Machinery	3.1%
Banks	3.1%
Cable & Satellite	2.8%
Electric Utilities	2.7%
Multi-Utilities and Unregulated Power	2.5%
Oil & Gas Exploration & Production	2.5%
Hypermarkets and Super Centers	2.1%
Home Furnishing Retail	2.1%
Health Care Distributors	1.9%
Short-Term Investments	1.7%
Health Care Equipment	1.5%
Computer & Electronics Retail	1.3%
Consumer Finance	1.2%
Personal Products	1.2%
Specialty Stores	1.2%
Electronic Equipment Manufacturers	1.1%
Industrial Conglomerates	1.1%
Wireless Telecommunication Services	1.1%
Construction & Engineering	0.9%
Specialized Consumer Services	0.8%
Airport Services	0.7%
Steel	0.5%
Electric Utilities	0.2%
Trading Companies & Distributors	0.2%
Coal & Consumable Fuels	0.0%
100.0%

AFRICA FUND
Country or Security Type	Percentage of Total Investments
South Africa	67.2%
Exchange Traded Funds – South Africa	9.6%
Exchange Traded Funds – Africa Region	9.6%
Short-Term Investments	7.1%
Exchange Traded Funds – Nigeria	3.4%
United Kingdom	1.9%
Egypt	1.1%
Guernsey	0.1%
100.0%

COMMONWEALTH JAPAN FUND
Industry or Security Type	Percentage of Total Investments
Railroads	12.7%
Health Care Supplies	11.8%
Construction & Engineering	5.4%
Life & Health Insurance	5.1%
Industrial Machinery	4.9%
Short-Term Investments	4.8%
Air Freight & Logistics	4.0%
Diversified Real Estate Activities	4.0%
Exchange-Traded Funds	3.9%
Leisure Products	3.8%
Automobile Manufacturers	3.5%
Auto Parts & Equipment	2.8%
Health Care Equipment	2.8%
Tires & Rubber	2.8%
Household Products	2.4%
Drug Retail	2.3%
IT Consulting & Other Services	2.2%
Marine	2.2%
Retail REITS	2.2%
Trucking	2.2%
Brewers	1.9%
Electric Utilities	1.9%
Trading Companies & Distributors	1.7%
Soft Drinks	1.5%
Electronic Components	1.4%
Diversified Banks	1.2%
Regional Banks	1.1%
Food Retail	0.9%
Specialized Finance	0.9%
Specialty Chemicals	0.9%
Distributors	0.8%
100.0%

*	Portfolio composition is subject to change.

ANNUAL REPORT 2015

PORTFOLIO COMPOSITION – October 31, 2015* (Unaudited)

COMMONWEALTH GLOBAL FUND
Country or Security Type	Percentage of Total Investments
United States	44.5%
United Kingdom	19.3%
Switzerland	6.5%
Japan	4.5%
Exchange Traded Funds – Japan	3.0%
Mexico	2.9%
Chile	2.3%
Israel	2.3%
France	2.0%
Germany	2.0%
Norway	2.0%
Singapore	1.7%
South Africa	1.7%
Bermuda	1.6%
India	1.6%
Republic of South Korea	1.0%
Short-Term Investments	0.8%
Call Options	0.3%
100.0%

COMMONWEALTH REAL ESTATE SECURITIES FUND
Industry or Security Type	Percentage of Total Investments
Specialized REITS	15.7%
Office REITS	11.1%
Construction Materials	9.1%
Hotels, Resorts & Cruise Lines	7.8%
Diversified REITS	7.4%
Retail REITS	7.3%
Residential REITS	5.1%
Wireless Telecommunication Services	5.1%
Real Estate Operating Companies	4.1%
Thrifts & Mortgage Finance	3.6%
Homebuilding	3.2%
Short-Term Investments	2.8%
Construction & Engineering	2.6%
Home Improvement Retail	2.2%
Airport Services	2.1%
Exchange Traded Funds – China	1.8%
Industrial REITS	1.7%
Regional Banks	1.7%
Restaurants	1.6%
Health Care REITS	1.4%
Diversified Banks	1.0%
Diversified Real Estate Activities	0.9%
Call Options	0.7%
100.0%

*	Portfolio composition is subject to change.

ANNUAL REPORT 2015

SCHEDULE OF INVESTMENTS – October 31, 2015

Commonwealth Australia/New Zealand Fund

	Shares	Value
COMMON STOCKS (94.8%)
AUSTRALIA (17.9%)
CONSUMER FINANCE (1.2%)
FlexiGroup Ltd.	95,000	$206,348

ELECTRIC UTILITIES (0.2%)
ERM Power Ltd.	34,334	40,125

HEALTH CARE EQUIPMENT (1.5%)
Cochlear Ltd.	4,000	252,431

HEALTH CARE SERVICES (2.1%)
Sonic Healthcare Ltd.	26,913	368,047

HYPERMARKETS AND SUPER CENTERS (2.1%)
Wesfarmers Ltd.	12,732	356,010

MULTI-UTILITIES AND UNREGULATED POWER (2.5%)
AGL Energy Ltd.	37,002	438,756

OIL & GAS EXPLORATION & PRODUCTION (1.0%)
Woodside Petroleum Ltd.	8,518	178,632

PROPERTY & CASUALTY INSURANCE (3.7%)
Insurance Australia Group Ltd.	42,198	167,716
QBE Insurance Group Ltd.	51,441	481,484

		649,200

RAILROADS (3.1%)
Asciano Ltd.	93,333	543,478

SPECIALIZED CONSUMER SERVICES (0.3%)
Slater & Gordon Ltd.	21,001	41,039

TRADING COMPANIES & DISTRIBUTORS (0.2%)
Silver Chef Ltd.	5,508	37,152

		3,111,218

NEW ZEALAND (76.9%)
AIR FREIGHT & LOGISTICS (6.4%)
Freightways Ltd.	173,540	690,812
Mainfreight Ltd.	40,000	419,583

		1,110,395

AIRPORT SERVICES (0.7%)
Airwork Holdings Ltd.	50,000	113,855

CABLE & SATELLITE (2.8%)
SKY Network Television Ltd.	159,745	490,404

COAL & CONSUMABLE FUELS (0.0%)
Piker River Coal Ltd. * (1)	1,145,295	—

COMPUTER & ELECTRONICS RETAIL (1.3%)
Smiths City Group Ltd.	651,399	224,530

CONSTRUCTION & ENGINEERING (0.9%)
Opus International Consultants Ltd.	200,000	159,808

	Shares	Value
COMMON STOCKS (94.8%) – Continued
NEW ZEALAND (76.9%) – Continued
ELECTRIC UTILITIES (2.7%)
Infratil Ltd.	220,777	$463,672

ELECTRONIC EQUIPMENT MANUFACTURERS (1.1%)
ikeGPS Group Ltd. *	378,802	198,192

HEALTH CARE DISTRIBUTORS (1.9%)
EBOS Group Ltd.	36,490	336,782

HEALTH CARE FACILITIES (8.6%)
Metlifecare Ltd.	174,783	527,481
Ryman Healthcare Ltd.	180,000	960,349

		1,487,830

HEALTH CARE REIT (4.3%)
Vital Healthcare Property Trust	632,622	753,687

HEALTH CARE SERVICES (2.1%)
Abano Healthcare Group Ltd.	64,306	360,777

HOME FURNISHING RETAIL (2.1%)
Briscoe Group Ltd.	183,520	357,693

INDUSTRIAL CONGLOMERATES (1.1%)
Hellaby Holdings Ltd.	90,000	191,354

INDUSTRIAL MACHINERY (3.1%)
Scott Technology Ltd.	541,459	542,045

MARINE PORTS & SERVICES (21.1%)
Marsden Maritime Holdings Ltd.	81,425	156,030
Port of Tauranga Ltd.	40,000	487,277
South Port New Zealand Ltd.	1,027,930	3,031,836

		3,675,143

OIL & GAS EXPLORATION & PRODUCTION (1.5%)
New Zealand Oil & Gas Ltd.	889,387	261,477

OIL & GAS REFINING, MARKETING & TRANSPORTATION (5.8%)
New Zealand Refining Co., Ltd.	435,157	1,013,645

PERSONAL PRODUCTS (1.2%)
Comvita Ltd.	48,000	212,983

SPECIALIZED CONSUMER SERVICES (0.6%)
Bethunes Investments Ltd. * (2)	11,201,593	106,187

SPECIALIZED FINANCE (4.8%)
Heartland New Zealand Ltd.	978,738	827,153

SPECIALTY STORES (1.2%)
Kathmandu Holdings Ltd.	200,000	212,233

STEEL (0.5%)
Steel & Tube Holdings Ltd.	50,000	94,197

See accompanying notes to financial statements.

ANNUAL REPORT 2015

SCHEDULE OF INVESTMENTS – October 31, 2015

Commonwealth Australia/New Zealand Fund

	Shares	Value
COMMON STOCKS (94.8%) – Continued
NEW ZEALAND (76.9%) – Continued
WIRELESS TELECOMMUNICATION SERVICES (1.1%)
TeamTalk Ltd.	415,473	$196,453

		13,390,495

TOTAL COMMON STOCKS (COST $14,198,453)		16,501,713

	Principal
CORPORATE BONDS (3.1%)
NEW ZEALAND (3.1%)
BANKS (3.1%)
Credit Agricole SA, 5.04%, 12/29/49 (3) (4) (5)	900,000	533,839

TOTAL CORPORATE BONDS (Cost $469,671)		533,839

	Shares	Value
SHORT-TERM INVESTMENTS (1.7%)
Federated Government Obligations Fund, 0.01% (6)	299,187	$299,187

TOTAL SHORT-TERM INVESTMENTS (Cost $299,187)		299,187

TOTAL INVESTMENTS (99.6%) (Cost $14,967,311)		17,334,739

OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)		63,295

NET ASSETS (100.0%)		$17,398,034

*	Non-income producing security.

(1)	Security is being fair valued in accordance with the Trust’s fair valuation policies.

(2)	Affiliated Investment. See Note 5 of the Notes to Financial Statements.

(3)	Callable.

(4)	Variable Rate Security. The rate reflected in the Schedule of Investments is the rate in effect at October 31, 2015.

(5)	Principal amount shown is in New Zealand Dollars; value shown in U.S. Dollars.

(6)	Rate disclosed is the seven day yield as of October 31, 2015.

See accompanying notes to financial statements.

ANNUAL REPORT 2015

SCHEDULE OF INVESTMENTS – October 31, 2015

Africa Fund

	Shares	Value
COMMON STOCKS (69.2%)
EGYPT (1.0%)
WIRELESS TELECOMMUNICATION SERVICES (1.0%)
Global Telecom Holding SAE GDR *	20,000	$23,300

GUERNSEY (0.1%)
AGRICULTURAL PRODUCTS (0.1%)
Agriterra Ltd. *	210,000	1,473

SOUTH AFRICA (66.2%)
AGRICULTURAL PRODUCTS (1.6%)
Crookes Brothers Ltd.	8,000	35,832

ASSET MANAGEMENT & CUSTODY BANKS (1.5%)
Coronation Fund Managers Ltd.	6,500	34,279

AUTOMOTIVE RETAIL (0.9%)
Combined Motor Holdings Ltd.	15,000	18,964

CABLE & SATELLITE (2.6%)
Naspers Ltd. N Shares	400	58,574

COAL & CONSUMABLE FUELS (0.4%)
Exxaro Resources Ltd.	2,000	8,304

CONSTRUCTION & ENGINEERING (1.6%)
Murray & Roberts Holdings Ltd.	9,000	6,814
Wilson Bayly Holmes-Ovcon Ltd.	3,000	28,069

		34,883

DISTRIBUTORS (0.7%)
Imperial Holdings Ltd. ADR	1,200	15,492

DIVERSIFIED BANKS (10.0%)
Capitec Bank Holdings Ltd.	2,850	123,226
Nedbank Group Ltd.	3,000	49,954
Standard Bank Group Ltd. ADR	4,800	49,440

		222,620

FOOD RETAIL (1.7%)
Shoprite Holdings Ltd. ADR	3,600	37,332

GOLD (1.0%)
AngloGold Ashanti Ltd. ADR *	1,000	8,440
Gold Fields Ltd. ADR	5,000	12,650

		21,090

HEALTH CARE FACILITIES (2.3%)
Mediclinic International Ltd.	5,700	50,065

HOME FURNISHINGS (3.7%)
Steinhoff International	13,222
Holdings Ltd.		80,915

INDUSTRIAL CONGLOMERATES (2.5%)
Bidvest Group Ltd.	2,167	55,419

	Shares	Value
COMMON STOCKS (69.2%) – Continued
SOUTH AFRICA (66.2%) – Continued
INDUSTRIAL MACHINERY (1.0%)
Howden Africa Holdings Ltd. *	11,000	$21,218

INTEGRATED OIL & GAS (2.3%)
Sasol Ltd. ADR	1,600	51,456

LIFE & HEALTH INSURANCE (7.2%)
Clientele Ltd.	50,000	63,935
Discovery Ltd.	9,000	96,227

		160,162

MARINE (1.7%)
Grindrod Ltd.	35,000	37,852

OTHER DIVERSIFIED FINANCIAL SERVICES (11.4%)
African Bank Investments Ltd. * (1)	18,666	—
FirstRand Ltd.	14,300	52,470
PSG Group Ltd.	10,400	200,544

		253,014

PACKAGED FOODS & MEATS (5.2%)
Astral Foods Ltd.	4,000	50,281
RCL Foods Ltd.	27,559	32,651
Sovereign Food Investments Ltd.	30,000	17,122
Tiger Brands Ltd.	700	16,012

		116,066

PRECIOUS METALS & MINERALS (0.6%)
Anglo American Platinum Ltd. *	800	14,027

SYSTEMS SOFTWARE (0.3%)
ISA Holdings Ltd.	103,000	6,250

TECHNOLOGY DISTRIBUTORS (0.8%)
Pinnacle Holdings Ltd. *	20,700	17,930

TRADING COMPANIES & DISTRIBUTORS (2.1%)
Barloworld Ltd.	4,300	24,286
Eqstra Holdings Ltd. *	25,000	4,678
Invicta Holdings Ltd.	4,000	17,627

		46,591

TRUCKING (0.3%)
Value Group Ltd.	30,000	6,675

WIRELESS TELECOMMUNICATION SERVICES (2.8%)
MTN Group Ltd. ADR	2,600	29,666
Vodacom Group Ltd.	3,000	32,464

		62,130

		1,467,140

See accompanying notes to financial statements.

ANNUAL REPORT 2015

SCHEDULE OF INVESTMENTS – October 31, 2015

Africa Fund

	Shares	Value
COMMON STOCKS (69.2%) – Continued
UNITED KINGDOM (1.9%)
BREWERS (1.4%)
SABMiller PLC ADR	500	$30,725

OIL & GAS EXPLORATION & PRODUCTION (0.5%)
Tullow Oil PLC ADR *	7,000	10,570

		41,295

TOTAL COMMON STOCKS (Cost $1,738,321)		1,533,208

EXCHANGE-TRADED FUNDS (22.5%)
Global X MSCI Nigeria ETF	9,700	75,854
iShares MSCI South Africa Index Fund	3,700	210,752
Market Vectors Africa Index ETF	10,340	211,556

TOTAL EXCHANGE-TRADED FUNDS (Cost $676,767)		498,162

	Principal
SOVEREIGN BONDS (0.7%)
SOUTH AFRICA (0.7%)
South Africa Government Bond, 8.00%, 12/21/18 (2)	200,000	14,692

TOTAL SOVEREIGN BONDS (Cost $26,371)		14,692

	Shares	Value
SHORT-TERM INVESTMENTS (7.1%)
Federated Government Obligations Fund, 0.01% (3)	157,445	$157,445

TOTAL SHORT-TERM INVESTMENTS (Cost $157,445)		157,445

TOTAL INVESTMENTS (99.5%) (Cost $2,598,904)		2,203,507

OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)		11,537

NET ASSETS (100.0%)		$2,215,044

*	Non-income producing security.

(1)	Security is being fair valued in accordance with the Trust’s fair valuation policies.

(2)	Principal amount shown in South African Rand; value shown in U.S. Dollars.

(3)	Rate disclosed is the seven day yield as of October 31, 2015.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.

ANNUAL REPORT 2015

SCHEDULE OF INVESTMENTS – October 31, 2015

Commonwealth Japan Fund

	Shares	Value
COMMON STOCKS (90.8%)
JAPAN (90.8%)
AIR FREIGHT & LOGISTICS (4.0%)
Kintetsu World Express, Inc.	4,000	$75,160
Yamato Holdings Co., Ltd.	7,000	137,790

		212,950

AUTO PARTS & EQUIPMENT (2.7%)
NGK Spark Plug Co., Ltd.	6,000	146,430

AUTOMOBILE MANUFACTURERS (3.5%)
Toyota Motor Corp. ADR	1,500	183,930

BREWERS (1.9%)
Kirin Holdings Co., Ltd.	7,000	99,143

CONSTRUCTION & ENGINEERING (5.3%)
Kajima Corp.	33,000	188,842
Taihei Dengyo Kaisha Ltd.	6,000	63,764
Takada Corp.	6,000	32,125

		284,731

DISTRIBUTORS (0.8%)
Yamae Hisano Co., Ltd.	5,200	40,280

DIVERSIFIED BANKS (1.2%)
Mizuho Financial Group, Inc.	30,000	61,795

DIVERSIFIED REAL ESTATE ACTIVITIES (4.0%)
Mitsui Fudosan Co., Ltd.	3,000	81,641
Sumitomo Realty & Development Co., Ltd.	4,000	131,714

		213,355

DRUG RETAIL (2.3%)
Sugi Holdings Co., Ltd.	2,500	121,482

ELECTRIC UTILITIES (1.8%)
Tohoku Electric Power Co., Inc.	7,000	98,283

ELECTRONIC COMPONENTS (1.4%)
Hamamatsu Photonics K.K.	3,000	76,367

FOOD RETAIL (0.9%)
Maxvalu Kyushu Co., Ltd.	3,000	50,102

HEALTH CARE EQUIPMENT (2.8%)
Terumo Corp.	5,000	148,350

HEALTH CARE SUPPLIES (11.8%)
Asahi Intecc Co., Ltd.	12,000	463,531
Hoya Corp.	4,000	165,067

		628,598

HOUSEHOLD PRODUCTS (2.4%)
Unicharm Corp.	6,000	128,138

	Shares	Value
COMMON STOCKS (90.8%) – Continued
JAPAN (90.8%) – Continued
INDUSTRIAL MACHINERY (4.9%)
FANUC Corp.	700	$123,509
Meidensha Corp.	28,000	98,484
Torishima Pump Manufacturing Co., Ltd.	5,000	38,790

		260,783

IT CONSULTING & OTHER SERVICES (2.2%)
INES Corp.	5,000	44,772
Otsuka Corp.	1,500	72,510

		117,282

LEISURE PRODUCTS (3.8%)
Sankyo Co., Ltd.	2,000	77,079
Shimano, Inc.	800	126,055

		203,134

LIFE & HEALTH INSURANCE (5.0%)
Dai-ichi Life Insurance Co., Ltd.	11,000	190,292
T&D Holdings, Inc.	6,000	78,844

		269,136

MARINE (2.2%)
Kawasaki Kisen Kaisha Ltd.	30,000	67,353
Mitsui OSK Lines Ltd.	18,000	48,068

		115,421

RAILROADS (12.7%)
East Japan Railway Co.	1,500	142,613
Hankyu Hanshin Holdings, Inc.	22,000	143,311
Keikyu Corp.	13,000	106,936
Keio Corp.	18,000	146,498
Nishi-Nippon Railroad Co., Ltd.	10,000	51,707
Tobu Railway Co., Ltd.	18,000	87,061

		678,126

REGIONAL BANKS (1.1%)
Nishi-Nippon City Bank Ltd.	20,000	58,443

RETAIL REITS (2.1%)
Fukuoka REIT Corp.	70	114,148

SOFT DRINKS (1.5%)
Coca-Cola West Co., Ltd.	4,000	80,890

SPECIALIZED FINANCE (0.9%)
Kyushu Leasing Service Co., Ltd.	13,000	47,079

SPECIALTY CHEMICALS (0.9%)
JSR Corp.	3,000	47,380

TIRES & RUBBER (2.8%)
Sumitomo Rubber Industries Ltd.	10,000	148,735

See accompanying notes to financial statements.

ANNUAL REPORT 2015

SCHEDULE OF INVESTMENTS – October 31, 2015

Commonwealth Japan Fund

	Shares	Value
COMMON STOCKS (90.8%) – Continued
JAPAN (90.8%) – Continued
TRADING COMPANIES & DISTRIBUTORS (1.7%)
Marubeni Corp.	16,000	$92,448

TRUCKING (2.2%)
Daiichi Koutsu Sangyo Co., Ltd.	3,600	39,387
Nippon Express Co., Ltd.	15,000	77,275

		116,662

TOTAL COMMON STOCKS (Cost $3,046,187)		4,843,601

EXCHANGE-TRADED FUNDS (3.9%)
iShares MSCI Japan Index Fund	17,000	209,440

TOTAL EXCHANGE-TRADED FUNDS (Cost $219,957)		209,440

SHORT-TERM INVESTMENTS (4.8%)
Federated Government Obligations Fund, 0.01% (1)	253,978	253,978

TOTAL SHORT-TERM INVESTMENTS (Cost $253,978)		253,978

TOTAL INVESTMENTS (99.5%) (Cost $3,520,122)		5,307,019

OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)		28,921

NET ASSETS (100.0%)		$5,335,940

(1)	Rate disclosed is the seven day yield as of October 31, 2015.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

ANNUAL REPORT 2015

SCHEDULE OF INVESTMENTS – October 31, 2015

Commonwealth Global Fund

	Shares	Value
COMMON STOCKS (90.6%)
BERMUDA (1.5%)
REINSURANCE (1.5%)
Maiden Holdings Ltd.	15,000	$233,250

CHILE (2.3%)
BREWERS (2.3%)
Cia Cervecerias Unidas SA ADR	14,401	345,192

FRANCE (2.0%)
DIVERSIFIED CHEMICALS (2.0%)
Arkema SA ADR	4,130	302,006

GERMANY (2.0%)
INDUSTRIAL CONGLOMERATES (2.0%)
Siemens AG ADR	3,000	301,710

INDIA (1.6%)
DIVERSIFIED BANKS (1.6%)
HDFC Bank Ltd. ADR	4,000	244,560

ISRAEL (2.2%)
APPLICATION SOFTWARE (2.2%)
NICE-Systems Ltd. ADR	5,500	340,010

JAPAN (4.4%)
AUTOMOBILE MANUFACTURERS (1.0%)
Toyota Motor Corp. ADR	1,200	147,144

ELECTRICAL COMPONENTS & EQUIPMENT (2.5%)
Nidec Corp. ADR	20,000	377,600

TIRES & RUBBER (0.9%)
Bridgestone Corp.	8,000	146,720

		671,464

MEXICO (2.9%)
BROADCASTING & CABLE TV (2.9%)
Grupo Televisa SA ADR	15,000	437,100

NORWAY (2.0%)
MULTI-LINE INSURANCE (2.0%)
Gjensidige Forsikring ASA ADR	20,000	305,372

REPUBLIC OF SOUTH KOREA (1.0%)
WIRELESS TELECOMMUNICATION SERVICES (1.0%)
SK Telecom Co., Ltd. ADR	6,300	148,428

SINGAPORE (1.7%)
DIVERSIFIED BANKS (1.7%)
DBS Group Holdings Ltd. ADR	5,146	251,640

SOUTH AFRICA (1.6%)
FOOD RETAIL (1.6%)
Shoprite Holdings Ltd. ADR	24,000	248,880

	Shares	Value
COMMON STOCKS (90.6%) – Continued
SWITZERLAND (6.4%)
PACKAGED FOODS & MEATS (2.9%)
Nestle SA ADR	5,750	$438,265

PHARMACEUTICALS (3.5%)
Roche Holding AG ADR	16,000	542,560

		980,825

UNITED KINGDOM (19.1%)
CABLE & SATELLITE (1.8%)
Sky PLC ADR	4,000	270,800

DISTILLERS & VINTNERS (2.1%)
Diageo PLC ADR (1)	2,800	322,224

HOTELS, RESORTS & CRUISE LINES (2.3%)
InterContinental Hotels Group PLC ADR	8,615	343,566

INDUSTRIAL MACHINERY (2.8%)
Pentair PLC	7,760	433,939

INTEGRATED OIL & GAS (1.8%)
BP PLC ADR (1)	7,883	281,423

LIFE & HEALTH INSURANCE (2.6%)
Old Mutual PLC ADR	15,125	396,730

PACKAGED FOODS & MEATS (2.7%)
Unilever NV	9,000	404,820

PHARMACEUTICALS (1.0%)
GlaxoSmithKline PLC ADR	3,400	146,404

WIRELESS TELECOMMUNICATION SERVICES (2.0%)
Vodafone Group PLC ADR (1)	9,295	306,456

		2,906,362

UNITED STATES (39.9%)
COMMUNICATIONS EQUIPMENT (1.9%)
KVH Industries, Inc. *	30,000	294,000

CONSTRUCTION & ENGINEERING (2.0%)
AECOM *	10,500	309,435

CONSTRUCTION MACHINERY & HEAVY TRUCKS (3.2%)
AGCO Corp.	5,000	241,950
Miller Industries, Inc.	10,500	238,140

		480,090

DEPARTMENT STORES (1.3%)
JC Penney Co., Inc. * (1)	22,000	201,740

DIVERSIFIED BANKS (2.1%)
Wells Fargo & Co.	6,000	324,840

GAS UTILITIES (2.2%)
Northwest Natural Gas Co.	7,000	334,390

See accompanying notes to financial statements.

ANNUAL REPORT 2015

SCHEDULE OF INVESTMENTS – October 31, 2015

Commonwealth Global Fund

	Shares	Value
COMMON STOCKS (90.6%) – Continued
UNITED STATES (39.9%) – Continued
HARDWARE, STORAGE & PERIPHERALS (2.0%)
NetApp, Inc.	9,000	$306,000

HEALTH CARE EQUIPMENT (2.7%)
CONMED Corp.	10,000	405,600

HEALTH CARE FACILITIES (2.3%)
LifePoint Health, Inc. *	5,000	344,400

HEALTH CARE SUPPLIES (3.5%)
DENTSPLY International, Inc.	8,700	529,395

HOUSEHOLD PRODUCTS (1.8%)
Procter & Gamble Co./The	3,500	267,330

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (2.0%)
Calpine Corp. *	20,000	310,200

INTEGRATED TELECOMMUNICATION SERVICES (1.6%)
Verizon Communications, Inc.	5,071	237,729

LIFE SCIENCES TOOLS & SERVICES (0.9%)
Thermo Fisher Scientific, Inc.	1,100	143,858

MULTI-LINE UTILITIES AND UNREGULATED POWER (2.2%)
Public Service Enterprise Group, Inc.	8,000	330,320

OIL & GAS EXPLORATION & PRODUCTION (1.4%)
Pioneer Natural Resources Co. (1)	1,500	205,710

PACKAGED FOODS & MEATS (2.0%)
Cal-Maine Foods, Inc.	5,800	310,068

RAILROADS (2.4%)
Norfolk Southern Corp.	4,500	360,135

SPECIALTY STORES (2.4%)
Big 5 Sporting Goods Corp.	40,000	366,000

		6,061,240

TOTAL COMMON STOCKS (Cost $10,487,258)		13,778,039

PREFERRED STOCKS (4.1%)
UNITED STATES (4.1%)
DIVERSIFIED BANKS (4.1%)
HSBC USA, Inc., Series F, Callable 12/21/15 3.50% (2) (3)	18,000	394,560
HSBC USA, Inc., Series G, Callable 12/21/15 4.00% (2) (3)	10,000	235,500

TOTAL PREFERRED STOCKS (Cost $467,195)		630,060

	Shares	Value
EXCHANGE-TRADED FUNDS (3.0%)
iShares MSCI All Country Asia ex Japan ETF	8,000	$451,920

TOTAL EXCHANGE-TRADED FUNDS (Cost $485,808)		451,920

	Contracts

CALL OPTIONS (0.3%)
UNITED STATES (0.3%)
Chevron Corp., Strike Price: $100, Expiration 1/20/2017 *	25	9,625
Haliburton Co., Strike Price: $40, Expiration 1/20/2017 *	60	27,000
iShares MSCI Japan ETF, Strike Price: $14, Expiration 1/15/2016 *	150	450
iShares MSCI Japan ETF, Strike Price: $15, Expiration 1/20/2017 *	150	1,350

TOTAL CALL OPTIONS (Cost $58,722)		38,425

	Shares
SHORT-TERM INVESTMENTS (0.7%)
Federated Government Obligations Fund, 0.01% (4)	113,259	113,259

TOTAL SHORT-TERM INVESTMENTS (Cost $113,259)		113,259

TOTAL INVESTMENTS (98.7%) (Cost $11,612,242)		15,011,703

OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%)		198,280

NET ASSETS (100.0%)		$15,209,983

*	Non-income producing security.

(1)	Subject to call options written.

(2)	Callable

(3)	Floating Rate Security. This rate reflected in the Schedule of Investments is the rate in effect at October 31, 2015.

(4)	Rate disclosed is the seven day yield as of October 31, 2015.

ADR — American Depositary Receipt

ETF — Exchange Traded Fund

PLC — Public Limited Company

See accompanying notes to financial statements.

ANNUAL REPORT 2015

SCHEDULE OF INVESTMENTS – October 31, 2015

Commonwealth Real Estate Securities Fund

	Shares	Value
COMMON STOCKS (94.8%)
AIRPORT SERVICES (2.1%)
Grupo Aeroportuario del Sureste SAB de CV ADR	1,300	$201,162

CONSTRUCTION & ENGINEERING (2.6%)
Kajima Corp. ADR	2,000	114,400
Stuart Olson, Inc.	30,000	140,850

		255,250

CONSTRUCTION MATERIALS (9.1%)
Cemex SAB de CV ADR *	26,605	167,878
CRH PLC ADR	3,000	82,080
James Hardie Industries PLC ADR	25,000	328,750
Lafarge SA ADR	5,000	82,450
Martin Marietta Materials, Inc.	1,430	221,864

		883,022

DIVERSIFIED BANKS (1.0%)
Lloyds Banking Group PLC ADR	21,000	96,180

DIVERSIFIED REAL ESTATE ACTIVITIES (0.9%)
Campus Crest Communities, Inc.	11,000	72,930
Lend Lease Group ADR	1,900	17,803

		90,733

DIVERSIFIED REITS (7.5%)
British Land Co. PLC ADR	9,000	123,930
Vornado Realty Trust	1,207	121,364
Washington Real Estate Investment Trust	6,000	162,060
WP Carey, Inc.	5,000	316,850

		724,204

HEALTH CARE REIT (1.4%)
Care Capital Properties, Inc.	4,207	138,621

HOME IMPROVEMENT RETAIL (2.2%)
Kingfisher PLC ADR	20,000	218,400

HOMEBUILDING (3.2%)
Gafisa SA ADR *	12,000	15,480
MDC Holdings, Inc. (1)	5,000	129,950
Toll Brothers, Inc. *	4,500	161,865

		307,295

HOTELS, RESORTS & CRUISE LINES (7.8%)
InterContinental Hotels Group PLC ADR	5,414	215,910
Marriott International, Inc., Class A (1)	5,035	386,587
Ryman Hospitality Properties, Inc.	3,024	159,062

		761,559

INDUSTRIAL REITS (1.7%)
EastGroup Properties, Inc.	3,000	168,480

	Shares	Value
COMMON STOCKS (94.8%) – Continued
OFFICE REITS (11.1%)
Alexandria Real Estate Equities, Inc.	2,000	$179,480
BioMed Realty Trust, Inc.	6,000	140,460
Boston Properties, Inc.	2,500	314,625
Douglas Emmett, Inc.	3,000	91,650
SL Green Realty Corp.	3,000	355,860

		1,082,075

REAL ESTATE OPERATING COMPANIES (4.1%)
Farmland Partners, Inc.	9,205	94,443
Gladstone Land Corp.	9,700	89,240
IRSA Inversiones y Representaciones SA ADR	5,046	90,778
IRSA Propiedades Comerciales SA ADR	2,950	120,832

		395,293

REGIONAL BANKS (1.7%)
Regions Financial Corp.	18,000	168,300

RESIDENTIAL REITS (5.1%)
AvalonBay Communities, Inc.	1,347	235,496
Boardwalk Real Estate Investment Trust	1,500	61,920
Essex Property Trust, Inc.	900	198,396

		495,812

RESTAURANTS (1.6%)
Luby's, Inc. *	32,994	153,752

RETAIL REITS (7.3%)
Acadia Realty Trust	4,985	163,957
Brixmor Property Group, Inc.	5,000	128,100
National Retail Properties, Inc.	4,000	152,000
Simon Property Group, Inc.	500	100,730
Tanger Factory Outlet Centers, Inc.	3,000	104,850
Westfield Corp. ADR	4,000	58,920

		708,557

SPECIALIZED REITS (15.7%)
Extra Space Storage, Inc.	5,100	404,124
HCP, Inc.	2,000	74,400
Host Hotels & Resorts, Inc.	7,717	133,736
LaSalle Hotel Properties	9,600	282,336
Pebblebrook Hotel Trust	5,000	170,900
Ventas, Inc.	2,750	147,730
Welltower, Inc.	2,500	162,175
Weyerhaeuser Co.	5,000	146,650

		1,522,051

THRIFTS & MORTGAGE FINANCE (3.6%)
Georgetown BanCorp, Inc.	10,002	185,837
Harleysville Savings Financial Corp.	8,675	163,741

		349,578

See accompanying notes to financial statements.

ANNUAL REPORT 2015

SCHEDULE OF INVESTMENTS – October 31, 2015

Commonwealth Real Estate Securities Fund

	Shares	Value
COMMON STOCKS (94.8%) – Continued
WIRELESS TELECOMMUNICATION SERVICES (5.1%)
American Tower Corp., Class A	2,500	$255,575
SBA Communications Corp., Class A *	2,000	238,040

		493,615

TOTAL COMMON STOCKS (Cost $6,740,661)		9,213,939

EXCHANGE-TRADED FUNDS (1.8%)
Guggenheim China Real Estate ETF	8,500	177,225

TOTAL EXCHANGE-TRADED FUNDS (Cost $144,153)		177,225

	Contracts
CALL OPTIONS (0.7%)
Lennox International, Inc. Strike Price: $90, Expiration 12/18/2015 *	17	69,190

TOTAL CALL OPTIONS (Cost $31,074)		69,190

	Shares	Value
SHORT-TERM INVESTMENTS (2.9%)
Federated Government Obligations Fund, 0.01% (2)	276,470	$276,470

TOTAL SHORT-TERM INVESTMENTS (Cost $276,470)		276,470

TOTAL INVESTMENTS (100.2%) (Cost $7,192,358)		9,736,824

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)		(17,550)

NET ASSETS (100.0%)		$9,719,274

*	Non-income producing security.
(1)	Subject to call options written.

(2)	Rate disclosed is the seven day yield as of October 31, 2015.

ADR — American Depositary Receipt

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

ANNUAL REPORT 2015

STATEMENTS OF ASSETS AND LIABILITIES – October 31, 2015

	Commonwealth Australia/New Zealand Fund	Africa Fund	Commonwealth Japan Fund	Commonwealth Global Fund	Commonwealth Real Estate Securities Fund
ASSETS:
Unaffiliated investments at value (Cost $14,137,805, $2,598,904, $3,520,122, $11,612,242 and $7,192,358, respectively)	$17,228,552	$2,203,507	$5,307,019	$15,011,703	$9,736,824
Affiliated investments at value (Cost $829,506,$-,$-,$- and $-, respectively)	106,187	—	—	—	—

Total Investments, at value (Cost $14,967,311, $2,598,904, $3,520,122, $11,612,242 and $7,192,358, respectively)	17,334,739	2,203,507	5,307,019	15,011,703	9,736,824
Foreign currency at value (Cost $-, $1,156, $10,286, $- and $-, respectively)	—	1,139	10,276	—	—
Interest and dividends receivable	121,944	422	17,080	31,336	36,803
Receivable for shares of beneficial interest issued	100	100	950	40	—
Receivable for investments sold	472	—	—	1,423,147	—
Due from Advisor	—	5,231	—	—	—
Tax reclaims receivable	—	—	—	4,625	267
Prepaid expenses and other assets	14,222	12,032	14,370	16,394	11,812

Total Assets	17,471,477	2,222,431	5,349,695	16,487,245	9,785,706

LIABILITIES:
Due to custodian	73	—	—	—	—
Payable for investments purchased	—	—	—	1,124,082	—
Payable for options written (Premiums received, $-, $-, $-, $63,943 and $33,499, respectively)	—	—	—	83,030	15,750
Payable for shares of beneficial interest redeemed	13,324	—	—	—	5,789
Accrued expenses and other payables:
Management fees	11,018	—	—	9,599	6,140
Administration	4,118	561	1,110	3,543	2,355
Distribution	4,861	757	1,820	27,778	17,623
Trustee	6,850	944	1,660	6,391	3,358
Compliance	1,084	167	18	127	6
Custodian	472	144	36	125	—
Other	31,643	4,814	9,111	22,587	15,411

Total Liabilities	73,443	7,387	13,755	1,277,262	66,432

NET ASSETS	$17,398,034	$2,215,044	$5,335,940	$15,209,983	$9,719,274

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE: (a) (1,663,284, 262,100, 1,615,546, 1,090,603, and 665,020 shares of beneficial interest outstanding, respectively)	$10.46	$8.45	$3.30	$13.95	$14.62

NET ASSETS CONSIST OF:
Paid-in-beneficial interest	$14,936,803	$2,615,195	$4,342,931	$12,376,712	$7,110,821
Accumulated net investment income (loss)	219,787	13,033	(124,110)	(148,496)	(90,814)
Accumulated net realized gains (losses) from investments, option contracts and foreign currency transactions	(126,384)	(17,767)	(669,653)	(398,607)	137,052
Net unrealized appreciation (depreciation) on investments, option contracts and foreign currency translations	2,367,828	(395,417)	1,786,772	3,380,374	2,562,215

NET ASSETS	$17,398,034	$2,215,044	$5,335,940	$15,209,983	$9,719,274

(a)	Subject to certain exceptions, a 2% redemption fee is imposed upon shares redeemed within 14 calendar days of their purchase. See Note 3 in the Notes to the Financial Statements. Par value $0.01, unlimited shares authorized.

See accompanying notes to financial statements.

ANNUAL REPORT 2015

STATEMENTS OF OPERATIONS – For the year ended October 31, 2015

	Commonwealth Australia/New Zealand Fund	Africa Fund	Commonwealth Japan Fund	Commonwealth Global Fund	Commonwealth Real Estate Securities Fund
INVESTMENT INCOME:
Interest income	$33,356	$1,288	$—	$—	$—
Dividend income, unaffiliated investments	1,007,422	66,252	68,106	395,680	239,709
Foreign tax withholding	(126,649)	(6,774)	(8,682)	(22,757)	(2,634)

Total Investment Income	914,129	60,766	59,424	372,923	237,075

EXPENSES:
Management fees (Note 4)	141,045	29,369	37,223	122,650	73,485
Legal fees	51,143	6,521	13,371	62,493	26,200
Administration fees	131,180	16,513	34,222	114,015	68,181
Accounting and transfer agent fees	87,790	42,324	55,299	62,278	46,080
Distribution fees	47,015	5,874	12,408	40,883	24,495
Custodian fees	15,944	2,719	4,953	9,403	5,497
Miscellaneous fees	10,910	5,667	6,714	8,844	5,199
Audit fees	24,782	3,156	6,743	22,087	13,232
Trustee fees and expenses	28,187	3,784	7,849	25,657	15,227
Compliance fees	43,980	5,609	11,675	38,187	22,802
Insurance fees	17,480	2,073	4,095	13,778	7,834
State registration and filing fees	17,842	15,858	17,570	18,356	18,032
Printing and postage fees	8,038	1,222	2,501	7,625	4,995
Interest expense	418	—	135	117	—

Total Expenses	625,754	140,689	214,758	546,373	331,259

Waiver of fees and reimbursement of expenses (Note 4)	—	(96,931)	(37,223)	—	—
Fees voluntarily waived by administrator	(5,134)	(664)	(1,539)	(4,743)	(2,945)

Net Expenses	620,620	43,094	175,996	541,630	328,314

Net Investment Income (Loss)	293,509	17,672	(116,572)	(168,707)	(91,239)

REALIZED/UNREALIZED GAIN (LOSS)
Net realized loss on affiliated investments	(26,351)	—	—	—	—
Net realized gain (loss) on unaffiliated investments	(100,032)	5,670	28,687	(375,506)	622,786
Net realized loss from purchased option contracts	—	—	—	(41,886)	—
Net realized gain from written option contracts	—	—	—	41,113	2,445
Net realized gain (loss) on foreign currency transactions	(54,060)	791	(4,615)	—	658

Total Net Realized Gain (Loss)	(180,443)	6,461	24,072	(376,279)	625,889

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(1,918,881)	(410,120)	458,787	(1,083,738)	(422,139)
Affiliated investments	(220,240)	—	—	—	—
Purchased option contracts	—	—	—	(18,632)	38,116
Written option contracts	—	—	—	52,710	28,350
Foreign currency translations	10,822	(1,141)	2,000	—	1

Total Net Change in Unrealized Appreciation (Depreciation)	(2,128,299)	(411,261)	460,787	(1,049,660)	(355,672)

Net Realized/Unrealized Gain (Loss)	(2,308,742)	(404,800)	484,859	(1,425,939)	270,217

Net Increase (Decrease) in Net Assets Resulting From Operations	$(2,015,233)	$(387,128)	$368,287	$(1,594,646)	$178,978

See accompanying notes to financial statements.

ANNUAL REPORT 2015

STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth Australia/New Zealand Fund		Africa Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
INCREASE (DECREASE) IN NET ASSETS DUE TO:
OPERATIONS:
Net investment income (loss)	$293,509	$242,206	$17,672	$2,512
Net realized gain (loss)	(180,443)	1,226,497	6,461	(23,326)
Net change in unrealized appreciation (depreciation)	(2,128,299)	(1,883,684)	(411,261)	(35,139)

Change in assets resulting from operations	(2,015,233)	(414,981)	(387,128)	(55,953)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(173,911)	(386,365)	—	(28,879)
Return of capital	—	—	—	(7,221)
Net realized gains	(1,265,872)	(409,419)	—	—

Change in net assets from distributions	(1,439,783)	(795,784)	—	(36,100)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	3,100,686	2,241,082	450,715	703,722
Dividends reinvested	1,396,389	749,628	—	35,996
Cost of shares redeemed	(4,145,063)	(5,045,507)	(326,618)	(268,584)
Redemption fees	—	245	—	236

Change in net assets resulting from shares of beneficial interest transactions	352,012	(2,054,552)	124,097	471,370

Net increase (decrease) in net assets	(3,103,004)	(3,265,317)	(263,031)	379,317
NET ASSETS:
Beginning of year	20,501,038	23,766,355	2,478,075	2,098,758

End of year	$17,398,034	$20,501,038	$2,215,044	$2,478,075

Accumulated net investment income (loss)	$219,787	$154,299	$13,033	$(5,430)

SHARE TRANSACTIONS:
Issued	281,911	176,045	48,333	69,689
Reinvested	123,030	62,365	—	3,670
Redeemed	(376,275)	(397,451)	(35,130)	(26,699)

Change in shares	28,666	(159,041)	13,203	46,660

See accompanying notes to financial statements.

ANNUAL REPORT 2015

STATEMENTS OF CHANGES IN NET ASSETS

Commonwealth Japan Fund		Commonwealth Global Fund		Commonwealth Real Estate Securities Fund
Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

$(116,572)	$(97,542)	$(168,707)	$(85,209)	$(91,239)	$8,602
24,072	58,566	(376,279)	1,290,092	625,889	288,299
460,787	17,157	(1,049,660)	(799,305)	(355,672)	886,173

368,287	(21,819)	(1,594,646)	405,578	178,978	1,183,074

—	—	—	—	—	—
—	—	—	—	—	—
—	—	(1,312,418)	(598,622)	—	—

—	—	(1,312,418)	(598,622)	—	—

2,176,435	1,265,724	2,024,200	1,316,104	691,987	623,072
—	—	1,296,249	577,724	—	—
(2,111,126)	(785,620)	(1,840,173)	(1,023,056)	(688,911)	(630,837)
—	10	15	—	—	—

65,309	480,114	1,480,291	870,772	3,076	(7,765)

433,596	458,295	(1,426,773)	677,728	182,054	1,175,309

4,902,344	4,444,049	16,636,756	15,959,028	9,537,220	8,361,911

$5,335,940	$4,902,344	$15,209,983	$16,636,756	$9,719,274	$9,537,220

$(124,110)	$(101,317)	$(148,496)	$(59,838)	$(90,814)	$(11,936)

670,835	417,833	134,201	77,621	48,258	46,687
—	—	86,997	35,184	—	—
(664,500)	(253,193)	(122,070)	(60,074)	(47,846)	(48,243)

6,335	164,640	99,128	52,731	412	(1,556)

See accompanying notes to financial statements.

ANNUAL REPORT 2015

FINANCIAL HIGHLIGHTS

Commonwealth Australia/New Zealand Fund

Selected data for a share outstanding throughout each of the years indicated:

	For the year ended 10/31/2015	For the year ended 10/31/2014	For the year ended 10/31/2013	For the year ended 10/31/2012	For the year ended 10/31/2011
Net Asset Value, Beginning of Year	$12.54	$13.25	$12.05	$10.76	$10.74

Change in net assets from operations:
Net investment income	0.18	0.15	0.21	0.14	0.12
Net realized and unrealized gain (loss) from investments	(1.38)	(0.40)	1.15	1.27	0.07 (a)

Total from investment activities	(1.20)	(0.25)	1.36	1.41	0.19

Distributions:
Net investment income	(0.11)	(0.22)	(0.16)	(0.12)	(0.17)
Net realized gains	(0.77)	(0.24)	—	—	—

Total distributions	(0.88)	(0.46)	(0.16)	(0.12)	(0.17)

Redemption fees	—	— (b)	— (b)	— (b)	— (b)

Net Asset Value, End of Year	$10.46	$12.54	$13.25	$12.05	$10.76

Total Return	(10.15)%	(1.74)%	11.40%	13.31%	1.85%

Net assets at end of year (000’s)	$17,398	$20,501	$23,766	$22,347	$21,412

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.29%	3.08%	3.17%	3.32%	3.08%
Ratio of gross expenses before waivers and/or reimbursements	3.31%	3.08%	3.17%	3.32%	3.08%
Ratio of net investment income to average net assets	1.55%	1.11%	1.59%	1.26%	1.20%
Portfolio turnover rate	9%	16%	18%	8%	22%

(a)	The amount of net gain from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.

(b)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

ANNUAL REPORT 2015

FINANCIAL HIGHLIGHTS

Africa Fund

Selected data for a share outstanding throughout each of the periods indicated:

	For the year ended 10/31/2015		For the year ended 10/31/2014		For the year ended 10/31/2013		For the period ended 10/31/2012(a)
Net Asset Value, Beginning of Period	$9.96		$10.38		$10.23		$10.00

Change in net assets from operations:
Net investment income	0.07		0.01		0.22		0.08
Net realized and unrealized gain (loss) from investments	(1.58)		(0.25)		0.09		0.15

Total from investment activities	(1.51)		(0.24)		0.31		0.23

Distributions:
Net investment income	—		(0.14)		(0.16)		—
Return of capital	—		(0.04)		—		—

Total distributions	—		(0.18)		(0.16)		—

Redemption fees	—		—	(b)	—	(b)	—

Net Asset Value, End of Period	$8.45		$9.96		$10.38		$10.23

Total Return	(15.16)%		(2.32)%		3.02%		2.30	%(c)

Net assets at end of period (000’s)	$2,215		$2,478		$2,099		$1,356

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.84	%(h)	2.00	%(g)	—	%(d)	0.70	%(e)(f)
Ratio of gross expenses before waivers and/or reimbursements	5.99%		5.69%		6.13%		8.32	%(e)
Ratio of net investment income to average net assets	0.75%		0.11%		2.28%		1.32	%(e)
Portfolio turnover rate	1%		4%		7%		—	%(c)

(a)	Reflects operations for the period from November 7, 2011 (inception date) to October 31, 2012.

(b)	Value is less than $0.005 per share.

(c)	Not annualized for periods less than one year.

(d)	The ratio of net expenses are the combined result of $22,542 in contractual waivers representing (1.25)% and $88,266 in voluntary reimbursements representing (4.88)%. Please refer to Note 4, Related Party Transactions and Other Arrangements, in the Notes to Financial Statements.

(e)	Annualized for periods less than one year.

(f)	The ratio of net expenses are the combined result of $9,801 in contractual waivers representing (1.25)% and $49,962 in voluntary reimbursements representing (6.37)%. Please refer to Note 4, Related Party Transactions and Other Arrangements, in the Notes to Financial Statements.

(g)	The ratio of net expenses are the combined result of $28,775 in contractual waivers representing (1.25)% and $56,265 in voluntary reimbursements representing (2.44)%. Please refer to Note 4, Related Party Transactions and Other Arrangements, in the Notes to Financial Statements.

(h)	On February 20, 2015, by unanimous written consent, the Fund’s Board approved a fee reduction agreement between the Trust and FCA Corp. that limits fund expense to 1.50% of average net assets, exclusive of the 0.25% distribution fee, effective March 1, 2015 through February 29, 2016. The ratio of net expenses are the combined result of $78,909 in contractual waivers representing (3.36)%, and $18,022 in voluntary reimbursements representing (0.77)%. Please refer to Note 4, Related Party Transactions and Other Arrangements in the Notes to Financial Statements.

See accompanying notes to financial statements.

ANNUAL REPORT 2015

FINANCIAL HIGHLIGHTS

Commonwealth Japan Fund

Selected data for a share outstanding throughout each of the years indicated:

	For the year ended 10/31/2015		For the year ended 10/31/2014		For the year ended 10/31/2013	For the year ended 10/31/2012	For the year ended 10/31/2011
Net Asset Value, Beginning of Year	$3.05		$3.08		$2.54	$2.70	$2.80

Change in net assets from operations:
Net investment loss	(0.07)		(0.05)		(0.10)	(0.07)	(0.09)
Net realized and unrealized gain (loss) from investments	0.32		0.02		0.64	(0.09)	(0.01	)(a)

Total from investment activities	0.25		(0.03)		0.54	(0.16)	(0.10)

Redemption fees	—		—	(b)	— (b)	— (b)	—	(b)

Net Asset Value, End of Year	$3.30		$3.05		$3.08	$2.54	$2.70

Total Return	8.20%		(0.97)%		21.26%	(5.93)%	(3.57)%

Net assets at end of year (000’s)	$5,336		$4,902		$4,444	$4,017	$3,794

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.55	%(d)	3.49	%(c)	4.40%	4.84%	3.91%
Ratio of gross expenses before waivers and/or reimbursements	4.33%		4.24%		4.40%	4.84%	3.91%
Ratio of net investment loss to average net assets	(2.35)%		(2.22)%		(3.03)%	(3.01)%	(2.52)%
Portfolio turnover rate	10%		9%		23%	20%	62%

(a)	The amount of net gain from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.

(b)	Value is less than $0.005 per share.

(c)	The ratio of net expenses are the result of $32,954 in voluntary waivers representing (0.75)%. Please refer to Note 4, Related Party Transactions and Other Arrangements, in the Notes to Financial Statements.

(d)	On February 20, 2015, by unanimous written consent, the Fund’s Board approved a fee reduction agreement between the Trust and FCA Corp. that reduces the Advisory Fee, effective March 1, 2015, through February 29, 2016, in contractual waivers representing (0.75)%. The ratio of net expenses are the combined result of $11,437 in voluntary waivers from November 1, 2014, through February 28, 2015, and $25,786 in contractual waivers from March 1, 2015 through October 31, 2015, collectively representing (0.75)%. Please refer to Note 4, Related Party Transactions and Other Arrangements in the Notes to Financial Statements.

See accompanying notes to financial statements.

ANNUAL REPORT 2015

FINANCIAL HIGHLIGHTS

Commonwealth Global Fund

Selected data for a share outstanding throughout each of the years indicated:

	For the year ended 10/31/2015	For the year ended 10/31/2014	For the year ended 10/31/2013	For the year ended 10/31/2012	For the year ended 10/31/2011
Net Asset Value, Beginning of Year	$16.78	$17.00	$14.13	$15.24	$15.44

Change in net assets from operations:
Net investment loss	(0.15)	(0.08)	(0.12)	(0.12)	(0.07)
Net realized and unrealized gain (loss) from investments	(1.35)	0.50	2.99	0.54	(0.13	)(a)

Total from investment activities	(1.50)	0.42	2.87	0.42	(0.20)

Distributions:
Net realized gains	(1.33)	(0.64)	—	(1.53)	—

Total distributions	(1.33)	(0.64)	—	(1.53)	—

Redemption fees	— (b)	—	— (b)	— (b)	—	(b)

Net Asset Value, End of Year	$13.95	$16.78	$17.00	$14.13	$15.24

Total Return	(9.42)%	2.56%	20.31%	3.47%	(1.30)%

Net assets at end of year (000’s)	$15,210	$16,637	$15,959	$13,311	$13,285

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.31%	3.08%	3.12%	3.31%	3.05%
Ratio of gross expenses before waivers and/or reimbursements	3.34%	3.08%	3.12%	3.31%	3.05%
Ratio of net investment loss to average net assets	(1.03)%	(0.52)%	(0.81)%	(0.85)%	(0.38)%
Portfolio turnover rate	45%	27%	14%	11%	18%

(a)	The amount of net gain from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.

(b)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

ANNUAL REPORT 2015

FINANCIAL HIGHLIGHTS

Commonwealth Real Estate Securities Fund

Selected data for a share outstanding throughout each of the years indicated:

	For the year ended 10/31/2015	For the year ended 10/31/2014	For the year ended 10/31/2013	For the year ended 10/31/2012	For the year ended 10/31/2011
Net Asset Value, Beginning of Year	$14.35	$12.55	$11.27	$9.72	$10.09

Change in net assets from operations:
Net investment income (loss)	(0.14)	0.02	(0.02)	(0.13)	(0.16)
Net realized and unrealized gain (loss) from investments	0.41	1.78	1.30	1.68	(0.21	)(a)

Total from investment activities	0.27	1.80	1.28	1.55	(0.37)

Redemption fees	—	—	— (b)	— (b)	—	(b)

Net Asset Value, End of Year	$14.62	$14.35	$12.55	$11.27	$9.72

Total Return	1.88%	14.34%	11.36%	15.95%	(3.67)%

Net assets at end of year (000’s)	$9,719	$9,537	$8,362	$7,824	$7,294

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.35%	3.20%	3.33%	3.53%	3.29%
Ratio of gross expenses before waivers and/or reimbursements	3.38%	3.20%	3.33%	3.53%	3.29%
Ratio of net investment income (loss) to average net assets	(0.93)%	0.10%	(0.18)%	(1.20)%	(1.48)%
Portfolio turnover rate	10%	16%	4%	5%	7%

(a)	The amount of net gain from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.

(b)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS – October 31, 2015

Note 1 – Organization

Commonwealth International Series Trust (the “Trust”) was organized as a Massachusetts business trust on May 8, 1986, and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust currently consists of five diversified series: the Commonwealth Australia/New Zealand Fund (the “Australia/New Zealand Fund”), the Africa Fund (the “Africa Fund”), the Commonwealth Japan Fund (the “Japan Fund”), the Commonwealth Global Fund (the “Global Fund”) and the Commonwealth Real Estate Securities Fund (the “Real Estate Securities Fund”) (each a “Fund” and collectively the “Funds”).

Note 2 – Investment Objectives

Each Fund’s investment objective is to provide long-term capital appreciation and current income. Under normal market conditions, each Fund (other than the Global Fund) invests at least 80% of its assets in the country or asset class specified in its name (i.e., Australia/New Zealand, Africa, Japan or Real Estate).

Note 3 – Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

A) Valuation of Securities – Each Fund’s assets and liabilities are valued normally on the basis of market quotations or official closing prices or, if there is no recent last sales price available, reference is made to the last mean quotation in the principal market in which the securities are normally traded. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use one or more pricing models. Generally, debt instruments with maturities of less than 60 days (short-term debt) are valued at amortized cost or original cost plus interest, which approximates current value. Investments in open-end investment companies are valued at net asset value. If Fund management determines that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees (the “Board”). Fair value prices are generally provided by an independent fair value pricing service. The Funds have instituted a policy whereby the value of certain equity securities listed or traded on foreign security exchanges may be valued by an independent fair value pricing service on any day when certain conditions are met. The Australia/New Zealand Fund, Africa Fund and Japan Fund have retained an independent fair value pricing service to assist in the fair valuing of these foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value. In the Australia/New Zealand Fund and Japan Fund, the measure is based on a comparison between the S&P 500® Futures Index at the time of Tokyo market close to the S&P 500® Futures Index at the time of the New York market close. In the Africa Fund, the measure is based on a comparison between the S&P 500® Futures Index at the time of London market close to the S&P 500® Futures Index at the time of the New York market close.

B) Fair Value Measurements – The Funds’ investments have been categorized by tiers dependent upon the various “inputs” used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including management’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stocks, preferred stocks, exchange traded funds and short term investments.    Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. Investments in other open-end registered investment companies, including money market funds, are valued at net asset value. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Short term investments may be valued using amortized cost which approximates fair value and are generally categorized as Level 2 of the fair value hierarchy. Securities traded on inactive markets, valued by reference to similar instruments or whose inputs are observable and timely would be categorized in Level 2 of the fair value hierarchy.

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS – October 31, 2015 (Continued)

Corporate and Sovereign Bonds.    The fair value of corporate bonds may be estimated using recently executed transactions, market price quotations (where observable), bond spreads, and/or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Domestically held corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they would be categorized in Level 3 of the fair value hierarchy.

Written/Purchased options.    Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are generally categorized in Level 1 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2015:

	Australia/New Zealand Fund
	Level 1	Level 2	Level 3		Total
Security Type
Common Stocks(1)	$—	$16,501,713	$—		$16,501,713
Corporate Bonds	533,839	—	—		533,839
Short-Term Investments	299,187	—	—		299,187

Total	$833,026	$16,501,713	$—		$17,334,739

	Africa Fund
	Level 1	Level 2	Level 3		Total
Security Type
Common Stocks(1)	$1,533,208	$—	$—	(2)	$1,533,208
Exchange-Traded Funds	498,162	—	—		498,162
Sovereign Bonds	—	14,692	—		14,692
Short-Term Investments	157,445	—	—		157,445

Total	$2,188,815	$14,692	$—		$2,203,507

	Japan Fund
	Level 1	Level 2	Level 3		Total
Security Type
Common Stocks(1)	$183,930	$4,659,671	$—		$4,843,601
Exchange-Traded Funds	209,440	—	—		209,440
Short-Term Investments	253,978	—	—		253,978

Total	$647,348	$4,659,671	$—		$5,307,019

	Global Fund
	Level 1	Level 2	Level 3		Total
Security Type
Common Stocks(1)	$13,075,937	$702,102	$—		$13,778,039
Preferred Stocks(1)	630,060	—	—		630,060
Exchange-Traded Funds	451,920	—	—		451,920
Call Options	37,075	1,350	—		38,425
Short-Term Investments	113,259	—	—		113,259

Total	$14,308,251	$703,452	$—		$15,011,703

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS – October 31, 2015 (Continued)

	Real Estate Securities Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(1)	$8,723,511	$490,428	$—	$9,213,939
Exchange-Traded Funds	177,225	—	—	177,225
Call Options	—	69,190	—	69,190
Short-Term Investments	276,470	—	—	276,470

Total	$9,177,206	$559,618	$—	$9,736,824

(1)	All sub-categories within Common Stocks and Preferred Stocks represent Level 1 or Level 2 evaluation status. For a detailed breakout by industry or country, please refer to the Schedules of Investments.

(2)	Due to the halt in trading of African Bank Investments Ltd. held in the Africa Fund, management has determined the fair value of this holding to be $0 resulting in a Level 3 security held as of October 31, 2015.

The following is a summary of other financial instruments that are derivative instruments not reflected in the Schedules of Investments, such as futures, written options, forwards and swap contracts. Please refer to Note 7 – Financial Instruments with Off-Balance Sheet Risk for additional information.

	Other Financial Instruments at Value
Fund	Level 1	Level 2	Level 3	Total
Global Fund
Written Options	$(9,050)	$(73,980)	$—	$(83,030)
Real Estate Securities Fund
Written Options	$(15,750)	$—	$—	$(15,750)

It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period. As described in Note 3 – Significant Accounting Policies under A) Valuation of Securities, certain equity securities listed or traded on foreign exchanges may be valued by an independent fair value pricing service on any day when certain conditions are met. During the year ended October 31, 2015, there were several instances where these conditions were met, and as a result, foreign securities in the Australia/New Zealand Fund, Africa Fund and the Japan Fund were fair valued.

The Australia/New Zealand Fund, Africa Fund, Japan Fund and Real Estate Securities Fund held certain equity or fixed income securities on October 31, 2014, which received an exchange traded closing price and were categorized in Level 1. Due to either the absence of trading activity, or receipt of a fair valued price, these securities were valued at either the last close price or an evaluated price on October 31, 2015, and categorized in Level 2. The Global Fund held an equity security at October 31, 2014, that due to the absence of trading activity, was valued at the mean between the bid and ask price and categorized in Level 2. On October 31, 2015, that security was valued based on an exchange traded closing price and was classified in Level 1. The Real Estate Securities Fund held an equity security at October 31, 2014, that due to the absence of trading activity, was valued at the mean between the bid and ask price and categorized in Level 2. On October 31, 2015, that security was valued based on an exchange traded closing price and was classified in Level 1. The following is a reconciliation of transfers between category levels from October 31, 2014, to October 31, 2015:

	Australia/ New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Real Estate Securities Fund
Transfers into Level 1	$—	$—	$—	$—	$176,320
Transfers out of Level 1	(16,395,526)	(14,692)	(4,659,671)	(306,722)	(490,428)

Net Transfers in (out) of Level 1	$(16,395,526)	$(14,692)	$(4,659,671)	$(306,722)	$(314,108)

Transfers into Level 2	$16,395,526	$14,692	$4,659,671	$306,722	$490,428
Transfers out of Level 2	—	—	—	—	(176,320)

Net Transfers in (out) of Level 2	$16,395,526	$14,692	$4,659,671	$306,722	$314,108

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS – October 31, 2015 (Continued)

C) Currency Translation – For purposes of determining each Fund’s net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day. The cost of securities is determined by using an exchange rate provided by an independent third party. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

D) Allocations of Expenses – Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund, or the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

E) Accounting for Investments – Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds (which may include maturity or call date). Interest income and estimated expenses are accrued daily.

F) Federal Income Taxes – It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required.

Dividends or interest on foreign securities may be subject to the withholding of the country of domicile’s income tax by tax treaty provisions or otherwise. Generally, there are no foreign taxes applicable to the Funds’ capital gains realized on foreign securities in their country of domicile.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

G) Distributions to Shareholders – The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions and deferrals of certain losses.

H) Redemption Fees – Redemption fees are applicable to certain redemptions of shares within fourteen calendar days of purchase. The redemption fee is imposed to discourage abusive trading activity, which can have disruptive effects on the Funds’ portfolio management and can increase the Funds’ expenses. The redemption fees are intended to offset, at least partially, portfolio transaction and administrative costs associated with short-term trading. The shareholder will be charged a fee equal to 2.00% of the amount redeemed and will be charged when shares are sold, exchanged or involuntarily redeemed. In determining the applicability of the redemption fee, shares held for the longest period of time will be treated as being sold first and shares held for the shortest period of time as being sold last. For the year ended October 31, 2015, the Global Fund had contributions to capital due to redemption fees in the amount of $15.

I) Option Accounting Principles – A Fund may purchase or write put or call options on futures contracts, individual securities, currencies or stock indices to hedge against fluctuations in securities prices and currency exchange rates and to adjust its risk exposure relative to the benchmark. The Fund may use these derivatives for any purpose consistent with its investment objective, such as hedging, obtaining market exposure, and generating premium income.

When a Fund writes an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is purchased (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS – October 31, 2015 (Continued)

When a Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

J) Forward Currency Contracts – Forward currency transactions may be undertaken to hedge against possible variations in the foreign exchange rates between the U.S. dollar and foreign currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Other risks of forward currency transactions include failing to achieve expected benefit, markets moving in a direction that the Funds did not expect, a Fund’s ability to close out its position in the hedging instrument, and political and social unrest and the possibility of negative governmental actions. During and as of the year ended October 31, 2015, the Funds held no foreign currency contracts.

K) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and these differences could be material.

Note 4 – Related Party Transactions and Other Arrangements

A) Investment Advisor – The Trust, on behalf of each Fund, has retained FCA Corp as the Funds’ investment advisor (the “Advisor”). Under each Fund’s Investment Advisory Agreement, the Advisor is paid a fee (the “Management Fee”), calculated daily and payable monthly, equal to an annual rate of 0.75% of the average net assets of each Fund, other than the Africa Fund, for which it receives 1.25% of the average daily net assets of the Fund. Effective March 1, 2015, the Advisor entered into an expense limitation agreement through February 29, 2016, under which it has agreed to limit the total expenses of the Africa Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. The Advisor may not terminate this arrangement prior to February 29, 2016, unless the investment advisory agreement is terminated. The Africa Fund has agreed to repay the Advisor for amounts waived by the Advisor pursuant to the fee waiver agreement to the extent that such repayment occurs within three years of the date of any such waiver and such repayment does not cause the Africa Fund to exceed the expense limitation in place at the time the fee was waived. Prior to March 1, 2015, the Advisor had contractually agreed to waive the Management Fee of 1.25% and voluntarily limit the total fund operating expense of the Africa Fund to 3.30%. For the year ended October 31, 2015, the Advisor waived and reimbursed a total of $78,909 in the Africa Fund which is subject to recoupment as well as $18,022 that is not subject to recoupment. As of October 31, 2015, the Africa Fund has $22,542 subject to recoupment through October 31, 2016, $28,775 subject to recoupment through October 31, 2017 and $78,909 through October 31, 2018. Effective March 1, 2015, the Advisor contractually agreed to waive the Management Fee of 0.75% for the Japan Fund through February 29, 2016. The Advisor may not terminate this arrangement prior to February 29, 2016, unless the investment advisory agreement is terminated. There is no recoupment agreement in place for the Management Fee waiver in the Japan Fund. Prior to March 1, 2015, the Advisor voluntarily agreed to waive the Management Fee for the Japan Fund of 0.75%.

Certain officers of the Trust are also officers of the Advisor.

B) Administration, Fund Accounting and Transfer Agent – Effective September 21, 2015, Huntington Asset Services, Inc. (“Huntington”) replaced UMB Fund Services, Inc. (“UMB”) as the administrator, transfer agent and fund accountant to the Funds. For these services Huntington receives fees computed at an annual rate of the daily net assets of the Funds, subject to a minimum annual contractual fee. An officer of the Trust also is an employee of Huntington, but is paid no fees directly by the Funds for serving as an officer of the Trust.

C) Distribution – Effective September 21, 2015, Unified Financial Securities, Inc. (“Unified”) replaced UMB Distribution Services, LLC as the principal underwriter for the shares of each Fund of the Trust and receives an annual contractual fee. Unified is a wholly-owned subsidiary of Huntington Bancshares Incorporated.

Each Fund has adopted a Service and Distribution Plan (each a “Plan”) pursuant to Rule 12b-1 under the Act, whereby up to 0.35% of the Funds’ assets may be used to reimburse the Distributor for costs and expenses incurred in connection with the distribution and marketing of shares of the Funds and the servicing of the Funds shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, marketing literature, and

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS – October 31, 2015 (Continued)

costs of personnel involved with the promotion and distribution of the Funds’ shares. These amounts are disclosed on the Statements of Operations under Distribution fees. While the plans permit each Fund to pay up to 0.35% of its average daily net assets to reimburse for certain expenses in connection with the distribution of its shares, the Board of Trustees has currently authorized each Fund to pay out only 0.25% under its Plan. If the Trustees’ intention changes on this matter, the Funds will amend or supplement their prospectus. Out of the foregoing amount, each Fund is permitted to pay up to an aggregate of 0.25% of its average daily net assets to reimburse for certain shareholder services.

D) Legal Counsel – The Law Offices of John H. Lively and Associates, Inc., a member firm of The 1940 Act Law GroupTM, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of the Law Offices of John H. Lively & Associates, Inc., but he receives no special compensation from the Trust or the Funds for serving as an officer of the Trust.

Note 5 – Investments in Affiliated Issuers

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The Australia/New Zealand Fund’s holding below is shown in its Schedule of Investments. Further detail on this holding during the year ended October 31, 2015, appears below:

Security Held	Percentage of Ownership	Shares 10/31/14	Shares 10/31/15	Value 10/31/14	Cost of Purchases	Cost of Sales	Change in Appreciation/ Depreciation	Value 10/31/15	Dividend Income	Realized Gain (Loss)
Bethunes Investments Ltd.*	9.74%	1,021,593	11,201,593	$338,434	$—	$—	$(220,240)	$106,187	$—	$(26,351)

*	Formerly Mowbray Collectables Ltd.

Note 6 – Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities) by the Funds for the year ended October 31, 2015, were as follows:

	Purchases	Sales
Australia/New Zealand Fund	$1,675,139	$2,219,295
Africa Fund	46,571	12,223
Japan Fund	565,759	466,973
Global Fund	7,523,979	7,162,783
Real Estate Securities Fund	981,421	1,027,910

Note 7 – Financial Instruments with Off-Balance Sheet Risk

In the ordinary course of trading activities, certain of the Funds may trade and hold certain derivative contracts. Such contracts include forward currency contracts, where the Funds would be obligated to buy currency at specified prices, and written put and call options, where the Funds would be obligated to purchase or sell securities at specified prices (i.e., the options are exercised by the counterparties). The maximum payout for the put option contracts is limited to the number of contracts written and the related strike prices, respectively. The maximum payout for uncovered written call option contracts is limited only by how high the underlying rises above the strike price. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

These financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statements of Assets and Liabilities. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, each Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. A call option gives the holder the right to buy the underlying stock from the writer at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian.

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS – October 31, 2015 (Continued)

The following is a summary of the written option activity:

	Global Fund		Real Estate Securities Fund
Contracts	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding at 10/31/2014	115	$31,129	50	$24,899
Call options written	1,065	158,036	91	31,428
Call options expired	(220)	(17,184)	—	—
Call options exercised	(265)	(51,969)	(32)	(13,076)
Call options closed	(330)	(56,069)	(9)	(9,752)

Outstanding at 10/31/2015	365	$63,943	100	$33,499

At October 31, 2015, the Global Fund had the following outstanding written options:

Contracts	Type	Expiration Date	Exercise Price	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
BP PLC	Call	4/15/2016	$36.00	50	$9,050	$(450)
Diageo PLC	Call	4/15/2016	115.00	20	13,200	(4,460)
JC Penney Co., Inc.	Call	5/20/2016	10.00	220	23,100	329
Pioneer Natural Resources Co.	Call	3/18/2016	130.00	15	27,600	(12,046)
Vodafone Group PLC	Call	4/15/2016	33.00	60	10,080	(2,460)

Total				365	$83,030	$(19,087)

At October 31, 2015, the Real Estate Securities Fund had the following outstanding written options:

Contracts	Type	Expiration Date	Exercise Price	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Marriott International, Inc.	Call	1/15/2016	$77.50	50	$14,750	$10,149
MDC Holdings, Inc.	Call	1/15/2016	30.00	50	1,000	7,600

Total				100	$15,750	$17,749

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS – October 31, 2015 (Continued)

Note 8 – Derivatives

The Funds’ use of derivatives for the year ended October 31, 2015, was limited to options. The derivative instruments outstanding as of October 31, 2015, as disclosed in the Statements of Assets and Liabilities, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year, as disclosed in the Statements of Operations, serve as indicators of the volume of derivative activity for the Funds. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

	Statements of Assets and Liabilities		Statements of Operations
Fund/Financial Instrument Type	Location of Asset/Liability Derivatives	Value	Location of Gain (Loss) on Derivatives Recognized	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Global Fund
Equity Contracts	Unaffiliated investments at value (purchased options)	$38,425	Net realized loss from purchased option contracts	$(41,886)	$—

Equity Contracts	Payable for options written (written options)	(83,030)	Net realized gain from written option contracts	41,113	—

Equity Contracts			Net change in unrealized appreciation (depreciation) on purchased option contracts	—	(18,632)

Equity Contracts			Net change in unrealized appreciation (depreciation) on written option contracts	—	52,710
Real Estate Securities Fund
Equity Contracts	Unaffiliated investments at value (purchased options)	69,190	Net realized gain from purchased option contracts	—	—

Equity Contracts	Payable for options written (written options)	(15,750)	Net realized gain from written option contracts	2,445	—

Equity Contracts			Net change in unrealized appreciation (depreciation) on purchased option contracts	—	38,116

Equity Contracts			Net change in unrealized appreciation (depreciation) on written option contracts	—	28,350

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS – October 31, 2015 (Continued)

Balance Sheet Offsetting Information    During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of October 31, 2015, the Funds were not invested in any portfolio securities or derivatives that could be netted subject to netting arrangements. The following table provides a summary of amounts related to derivative instruments and amounts related to financial instruments and cash collateral not offset in the Statements of Assets and Liabilities as of October 31, 2015.

	Gross Amounts Presented in Statements of Assets and Liabilities	Amounts not Offset in Statements of Assets and Liabilities
Fund/Financial Instrument/ Statements of Assets and Liabilities Category		Financial Instruments	Cash Collateral	Net Amount
Global Fund
Payable for options written	$(83,030)	$83,030	$—	$—
Real Estate Securities Fund
Payable for options written	(15,750)	15,750	—	—

Note 9 – Tax Matters

As of October 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Australia/New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Real Estate Securities Fund
Undistributed ordinary income	$504,862	$13,033	$—	$—	$—
Undistributed long-term capital gains	—	—	—	—	140,758

Tax accumulated earnings	504,862	13,033	—	—	140,758
Accumulated capital and other losses	(100,032)	(17,767)	(782,315)	(524,777)	(90,814)
Unrealized appreciation (depreciation) on investments	2,056,000	(395,397)	1,775,449	3,377,135	2,540,759
Unrealized appreciation (depreciation) on options written	—	—	—	(19,087)	17,749
Unrealized appreciation (depreciation) on foreign currency translations	401	(20)	(125)	—	1

Total accumulated earnings (deficit)	$2,461,231	$(400,151)	$993,009	$2,833,271	$2,608,453

At October 31, 2015, the gross unrealized appreciation (depreciation) on investments, foreign currency translations and cost of securities on a tax basis for federal income tax purposes were as follows:

	Australia/New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Real Estate Securities Fund
Gross unrealized appreciation	$5,303,547	$297,868	$1,869,383	$3,696,702	$3,114,321
Gross unrealized depreciation	(3,247,547)	(693,265)	(93,934)	(319,567)	(573,562)

Net unrealized appreciation on investments	$2,056,000	$(395,397)	$1,775,449	$3,377,135	$2,540,759

Tax cost of investments	$15,278,739	$2,598,904	$3,531,570	$11,634,568	$7,196,065

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals, foreign currency translations and passive foreign investment companies (“PFICs”).

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS – October 31, 2015 (Continued)

The tax character of distributions paid during the tax periods ended October 31, 2015 and 2014 were as follows:

	Australia/New Zealand Fund		Africa Fund		Global Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Distributions paid from:
Ordinary Income	$173,962	$386,365	$—	$28,879	$—	$—
Net long-term capital gains	1,265,821	409,419	—	—	1,312,335	598,622
Tax return of capital	—	—	—	7,221	83	—

Total distributions paid	$1,439,783	$795,784	$—	$36,100	$1,312,418	$598,622

For the tax years ended October 31, 2015 and 2014, the Japan and Real Estate Securities Funds did not pay any distributions.

As of October 31, 2015, the following Funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Australia/New Zealand Fund		Africa Fund		Japan Fund		Global Fund
	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term
For losses expiring October 31,
2017	$ —	$ —	$—	$—	$669,653	$—	$—	$—
2018	—	—	—	—	—	—	—	—
Non-Expiring	—	100,032	8,859	8,908	—	—	376,280	—

	—	100,032	$8,859	$8,908	$669,653	$—	$376,280	$—

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended October 31, 2015, the Japan Fund and Real Estate Securities Fund utilized $28,687 and $474,179, respectively, of their capital loss carryovers.

As of October 31, 2015, the Japan, Global and Real Estate Securities Funds, respectively, had $112,662, $148,497 and $90,814 of qualified late-year ordinary losses, which are deferred until fiscal year 2015 for tax purposes. Net late-year losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year.

Note 10 – Revolving Credit Agreement

The Trust has in place an Amended and Restated Revolving Credit Agreement (the “Agreement”) with its custodian, Fifth Third Bank N.A. (the “Bank”). Pursuant to the terms of the Agreement, the Bank makes available to the Trust, a line of credit facility under which the Bank may make loans to the Trust, on behalf of the Funds, from time to time. Effective August 2, 2015, the Agreement provides a line of credit in an amount of up to $2,000,000 (the “Committed Amount”) for the Trust with respect to all of the Funds. Prior to August 2, 2015, the Agreement provided a line of credit in an amount of up to $3,500,000. The Agreement further limits the amount that any Fund may borrow subject to the requirements specified by the Investment Company Act of 1940, as amended (the “1940 Act”), which generally permits a fund to borrow and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by a fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of a fund, the fund will reduce its borrowings within three days to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits a fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. The terms of the agreement include a non-refundable commitment fee annually in an amount equal to $2,000. Any principal balance outstanding bears interest at the London Interbank Offered Rate (“LIBOR”) in effect at that time plus 1.90% and any amounts not drawn will be assessed unused fees at the rate 0.40%.

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS – October 31, 2015 (Continued)

The average amount of borrowings for the days which the Funds borrowed and the average interest rate on those borrowings by the Funds during the year ended October 31, 2015, were as follows:

	Average Principal	Average Interest Rate
Australia/New Zealand Fund	$257,928	2.08%
Japan Fund	$138,267	1.93%
Global Fund	$403,272	2.09%

During the year ended October 31, 2015, the Australia/New Zealand Fund, Japan Fund and Global Fund paid $418, $135 and $117 in interest on borrowings, respectively. There were no borrowings outstanding under the Agreement as of October 31, 2015. The Funds only utilize the line of credit for draws greater than $50,000.

Note 11 – Reclassification of Capital Accounts

The Funds have recorded reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed net investment income and accumulated net realized gain (loss) on a tax basis which is considered to be more informative to the shareholder.

As of October 31, 2015, the Funds recorded the following reclassifications to increase (decrease) the capital accounts listed below:

	Australia/New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Real Estate Securities Fund
Paid-in-beneficial interest	$—	$—	$(98,394)	$(80,132)	$(11,704)
Accumulated net investment income (loss)	(54,110)	791	93,779	80,049	12,361
Accumulated net realized losses from investments, written options and foreign currency transactions	54,110	(791)	4,615	83	(657)

Note 12 – Contractual Obligations

Under the Funds’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. Currently however, the Funds expect the risk of loss to be remote.

Note 13 – Concentration of Market Risk

The Australia/New Zealand Fund has a majority of its investments in securities issued by Australian and New Zealand issuers, the Africa Fund invests primarily in securities issued by African issuers and the Japan Fund invests primarily in securities of Japanese issuers. Investing in companies from specific geographic regions, such as Australia, New Zealand, Africa or Japan, may pose additional risks inherent to a region’s economic and political situation. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, many of the investments in Australia, New Zealand, Africa or Japan are denominated in foreign currencies. As a result, changes in the values of these currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds’ investments. These events may happen separately from, and in response to, events that do not otherwise affect the values of the securities in the issuers’ home countries.

The Africa Fund may be exposed to additional risks by focusing its investments on issuers in African countries that other funds invested in securities of issuers in a broader region may not be exposed to. The Fund is highly dependent on the state of economics of countries throughout Africa and, in particular Sub-Saharan countries. Changes in economics, tax policies, inflation rates, governmental instability, war or other political or economic factors may affect (positively or negatively) the Fund’s investments.

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS – October 31, 2015 (Continued)

A large portion of investments held by the Real Estate Securities Fund are considered investments in the real estate sector of the market, which may include REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cashflow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income and maintaining their exemption from registration under the 1940 Act. Investing in a single market sector may be riskier than investing in a variety of market sectors.

Note 14 – Legal Matters

In September 2015, the Trust, on behalf of the Global Fund, entered into a settlement agreement with certain plaintiffs related to a previous investment in Lyondell Chemical Company and certain related litigation actions to which the Global Fund was a party. The settlement agreement effectively operates to dismiss the Global Fund from the litigation actions, with prejudice, to release it from any further liability in these matters, in exchange for a payment by the Global Fund of $30,000, which occurred during the reporting period covered by this report.

Note 15 – Subsequent Events

Management of the Funds have evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Subsequent to the period end, on November 13, 2015, Huntington Bancshares Inc. entered in an agreement to sell Huntington Asset Services, Inc. and Unified Financial Services, Inc. to Ultimus Fund Solutions, LLC. The sale is expected to close by the end of December 2015, subject to customary closing conditions.

Income and capital gain distributions were made to the shareholders of certain Commonwealth Funds after October 31, 2015, meeting the criteria of a subsequent event. The record date of the distribution was December 16, 2015, with an ex-date of December 17, 2015 and a payable date of December 17, 2015. The Funds’ distribution type and amount are listed as follows:

Fund Name	Distribution Type	Rate	Amount
Australia/New Zealand Fund	Income	$0.309005	$504,861
Africa Fund	Income	0.049639	13,033
Real Estate Securities Fund	Long-Term Capital Gain	0.212155	140,758

There were no other events management was aware of that met the criteria of a subsequent event.

ANNUAL REPORT 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

Commonwealth International Series Trust

We have audited the accompanying statements of assets and liabilities of Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund (the “Funds”), each a series of shares of beneficial interest of Commonwealth International Series Trust, including the schedules of investments, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, as of October 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 28, 2015

ANNUAL REPORT 2015

ADDITIONAL INFORMATION – October 31, 2015 (Unaudited)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/2015	Ending Account Value 10/31/2015	Expenses Paid During Period* 5/1/15 – 10/31/15	Expense Ratio During Period* 5/1/15 – 10/31/15
Australia/New Zealand Fund	$1,000.00	$893.30	$16.21	3.40%
Africa Fund	1,000.00	833.30	8.10	1.75%
Japan Fund	1,000.00	985.10	18.03	3.60%
Global Fund	1,000.00	867.50	16.51	3.51%
Real Estate Securities Fund	1,000.00	985.20	16.97	3.39%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2015	Ending Account Value 10/31/2015	Expenses Paid During Period* 5/1/15 –10/31/15	Expense Ratio During Period* 5/1/15 – 10/31/15
Australia/New Zealand Fund	$1,000.00	$1,008.09	$17.19	3.40%
Africa Fund	1,000.00	1,016.36	8.91	1.75%
Japan Fund	1,000.00	1,007.04	18.23	3.60%
Global Fund	1,000.00	1,007.52	17.75	3.51%
Real Estate Securities Fund	1,000.00	1,008.10	17.17	3.39%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (the number of days in the fiscal year) to reflect the one-half year period.

Disclosure of Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 800-SEC-0330.

ANNUAL REPORT 2015

ADDITIONAL INFORMATION – October 31, 2015 (Unaudited) – (Continued)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 888-345-1898, and on the Commissions website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 888-345-1898, and on the Commission’s website at http://www.sec.gov.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income

The Australia/New Zealand Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

For the year ended October 31, 2015, the Australia/New Zealand Fund and the Global Fund designated $1,265,821 and $1,312,335, respectively, as long-term capital gain distributions.

Foreign Tax Credit Pass Through

The Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The Australia/New Zealand Fund foreign source income per share was $0.59 and the foreign tax expense per share was $0.08. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in October 2015. These shareholders will receive more detailed information along with the 2015 Form 1099-DIV.

ANNUAL REPORT 2015

TRUSTEES AND OFFICERS – October 31, 2015 (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed “interested persons,” as defined in the 1940 Act, are included in the table titled, “Interested Trustees.” Trustees who are not “interested persons” are referred to as Independent Trustees. The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 888-345-1898.

Name, Address and Age	Position(s) With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) for the Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee/Officer(1)	Other Directorships Held By Trustee/Officer
INTERESTED TRUSTEES:
Robert Scharar(2) 791 Town & Country Blvd, Suite 250 Houston, TX 77024-3925 Age 66	President, Interested Trustee	Indefinite until Successor elected and qualified; since 2000	Investment manager/Attorney/CPA; President, FCA Corp. (investment advisor), 1975 to present.	5	See Below(3)
INDEPENDENT TRUSTEES:
John Akard, Jr. 791 Town & Country Blvd, Suite 250 Houston, TX 77024-3925 Age 49	Independent Trustee	Indefinite until Successor elected and qualified; since 2000	Owner, John Akard Jr. P.C. (and its predecessor) (law firm), 1996 to present; Shareholder, Coplen & Banks, P.C. (law firm), 2014 to present.	5	None
Kathleen Kelly 791 Town & Country Blvd, Suite 250 Houston, TX 77024-3925 Age 62	Independent Trustee	Indefinite until Successor elected and qualified; since 2000	Honorary Consul, New Zealand Consulate, 1995 to 2014; Owner, International Protocol Advisors (consulting services), August 1992 to present.	5	None
Jack Ewing 791 Town & Country Blvd, Suite 250 Houston, TX 77024-3925 Age 75	Independent Trustee	Indefinite until Successor elected and qualified; since 2000	Adjunct Economics Professor, University of Houston-Downtown, 2005 to 2014; Adjunct Professor, Lonestar College, 2001 to 2012; Professor, Houston Community College, September 2000 to May 2011.	5	None

(1)	The five (5) portfolios comprising the Trust include the five mutual funds covered by this annual report.

(2)	Robert Scharar is considered an “interested person” of the Funds’ as defined in the 1940 Act, as amended, because he is an officer of the Trust and an officer of the Trust’s investment advisor.

(3)	Mr. Scharar is also an officer, director and/or manager of the following companies: NICO Holdings, Ltd. (Malawi), Africap, LLC, First Commonwealth Holdings Corporation, First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Nashville Properties, Inc., subsidiary companies at some of the above and other closely held entities.

ANNUAL REPORT 2015

TRUSTEES AND OFFICERS – October 31, 2015 (Unaudited)

Name, Address and Age	Position(s) With Fund	Term of Office/ Length of Time Served	Principal Occupation(s) for the Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee/Officer	Other Directorships Held By Trustee/Officer
OFFICERS:
Zachary P. Richmond 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208 Age 35	Treasurer	Since 2015	Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (January 2011 to present); Supervisor, Citi Fund Services Ohio, Inc. (2007 to 2011).	N/A	Treasurer and Chief Financial Officer, Unified Series Trust & Capitol Series Trust (August 2014 to present).
John H. Lively 11300 Tomahawk Creek Parkway, Suite 310 Leawood, Kansas 66211, Age 46	Secretary	Since 2008	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm) March 2010 to present; Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007.	N/A	N/A
Bonnie Scott 791 Town & Country Blvd, Suite 250 Houston, TX 77024-3925 Age 65	Assistant Secretary	Since 2003	Administrator, FCA Corp (investment advisor), 1998 to present.	N/A	N/A
Stephen E. Fodo 2515 Golden Pond Drive Kingwood, TX 77345 Age 72	CCO	Since 2004	Independent Consultant, January 2000 to present; Advisory Director, Ingenero Inc., Engineering and Consulting Services, from January 2002 to present; Chief Financial Officer, Organic Fuels Holdings, Inc., October 2007 to December 2008; Adjunct Professor, University of Phoenix, July 2003 to October 2008.	N/A	N/A

ANNUAL REPORT 2015

NOTICE OF PRIVACY POLICY & PRACTICES (Unaudited)

Commonwealth International Series Trust (the “Trust”) recognizes and respects the privacy expectations of our customers1. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Trust.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, including written, telephonic or electronic, between a customer and the Trust or service providers to the Trust.

Disclosure of Customer Information

We may disclose all of the consumer information outlined above to third parties who are not affiliated with the Trust:

•	as permitted by law – for example with service providers who maintain or service shareholder accounts for the Trust or to a shareholder’s broker or agent;

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Trust:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Trust; and

•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Trust.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Trust.

[1]	For purposes of this notice, the terms “customer” or “customers” includes both individual shareholders of the Trust and individuals who provide nonpublic personal information to the Trust, but do not invest in Trust shares.

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. This Code is included as an Exhibit.

(b)	During the period covered by the report, with respect to the Registrant’s Code that applies to its principal executive officer and principal financial officer, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of trustees has determined that the Registrant has a least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is John Akard, Jr., who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by BBD, LLP during the fiscal year 2015 and 2014 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended October 31, 2015	$62,500
Fiscal year ended October 31, 2014	$62,500

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended October 31, 2015	$0
Fiscal year ended October 31, 2014	$0

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice and tax planning.

Fiscal year ended October 31, 2015	$7,500
Fiscal year ended October 31, 2014	$7,500

(d) All Other Fees.

Fiscal year ended October 31, 2015	$0
Fiscal year ended October 31, 2014	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Registrant’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)	During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a) (2)	Certifications required pursuant to Section 30a-2(a) of the Act are attached hereto.

(a) (3)	Not applicable to open-end management investment companies.

(b)	Certifications pursuant to Section 30a-2(b) of the Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Commonwealth International Series Trust

By (Signature and Title)	/s/ Robert Scharar
Robert Scharar, President
Date 1/4/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert Scharar
Robert Scharar, President
Date 1/4/2016

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer
Date 1/4/2016